Exhibit 99.2

Supplemental Information

(Unaudited)

June 30, 2009

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

June 30, 2009

Page
Highlights and Discussion
Reporting Period Highlights — Periods Ended June 30, 2009	1
Forward-Looking Statements	3

Financial Statements
Year to Date Selected Financial Summary Data	4
Quarterly Selected Financial Summary Data	5
Quarterly Consolidated Balance Sheets	6
Year to Date Consolidated Statements of Operations	7
Year to Date Consolidated Reconciliations of Funds From Operations (FFO), Adjusted FFO (AFFO), Earnings Per Share (EPS)	8
Year to Date Consolidated Reconciliations of Earnings Before Interest, income Taxes, Depreciation and Amortization (EBITDA), Net Operating Income (NOI), Discontinued Operations, Gains on Sales of Real Estate and Certain Non-GAAP Measures	9
Quarterly Consolidated Statements of Operations	10
Quarterly Consolidated Reconciliations of FFO, AFFO, EPS and as adjusted amounts	11
Quarterly Consolidated Reconciliations of EBITDA, NOI, Discontinued Operations, Gains on Sales of Real Estate and Certain Non-GAAP Measures	12

Selected Financial Analyses
Quarterly Equity Analysis	13
Quarterly Debt Analysis	14
Debt Maturity Schedule — June 30, 2009	15
Quarterly Operating Ratios	16
Quarterly Dividend Analysis	17
Investor Composition and Analyst Coverage	18

Portfolio Summary
Property Summary by Region — June 30, 2009 — Wholly Owned Properties	19
Property Summary by Region — June 30, 2009 — Joint Venture Properties	25
Property Occupancy Rates by Region by Quarter — Wholly Owned Properties	26
Property Occupancy Rates by Region by Quarter — Joint Venture Properties	27
Top Twenty Office Tenants of Wholly Owned Properties as of June 30, 2009	28
Real Estate Revenues from Continuing and Discontinued Operations and Net Operating Income by Geographic Region by Year to Date Period	29
Real Estate Revenues from Continuing and Discontinued Operations and Net Operating Income by Geographic Region by Quarter	30
Same Office Property Cash and GAAP Net Operating Income by Year to Date Period	31
Same Office Property Cash and GAAP Net Operating Income by Quarter	32
Average Occupancy Rates by Region for Same Office Properties for Quarter	33
Office Lease Expiration Analysis by Year for Wholly Owned Properties	34
Quarterly Office Renewal Analysis for Wholly Owned Properties as of June 30, 2009	35
Year to Date Wholly Owned Acquisition Summary	36
Development Summary as of June 30, 2009	37
Total Development Placed into Service as of June 30, 2009	39
Land Inventory as of June 30, 2009	40
Joint Venture Summary as of June 30, 2009	41
Reconciliations of Year to Date Non GAAP Measurements	42
Reconciliations of Quarter to Date Non GAAP Measurements	43

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Senior Vice President and Treasurer at (443) 285-5450 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non GAAP measurements have been provided.  Refer to our Form 8-K for definitions of certain terms used herein.

Corporate Office Properties Trust (COPT) (NYSE: OFC) is a specialty office real estate investment trust (REIT) that focuses primarily on strategic customer relationships and specialized tenant requirements in the U.S. Government, Defense Information Technology and Data sectors.  The Company acquires, develops, manages and leases properties that are typically concentrated in large office parks primarily located adjacent to government demand drivers and/or in growth corridors.  More information on COPT can be found at www.copt.com.

Reporting Period Highlights — Periods Ended June 30, 2009

Financial Results

For the Six Month Period:

•                  We reported net income available to common shareholders of $24.7 million, or $0.44 per diluted share, for the six months ended June 30, 2009 as compared to $14.8 million, or $0.30 per diluted share, for the six months ended June 30, 2008, representing an increase of 47% per share.

•                  We reported FFO of $91.7 million, or $1.34 per diluted share, for the six months ended June 30, 2009 as compared to $73.7 million, or $1.15 per diluted share, for the six months ended June 30, 2008, representing an increase of 17% per share.

•                  We reported diluted AFFO available to common share and common unit holders of $69.6 million for the six months ended June 30, 2009 as compared to $49.1 million for the six months ended June 30, 2008, representing an increase of 42%.

•                  Our diluted FFO payout ratio was 56% for the six months ended June 30, 2009 as compared to 59% for the six months ended June 30, 2008.  Our diluted AFFO payout ratio was 66% for the six months ended June 30, 2009 as compared to 77% for the six months ended June 30, 2008.

For the Quarter Period:

•                  We reported net income available to common shareholders of $12.6 million, or $0.22 per diluted share, for the quarter ended June 30, 2009 as compared to $8.1 million, or $0.17 per diluted share, for the quarter ended June 30, 2008, representing an increase of 29% per share.

•                  We reported FFO of $46.9 million, or $0.67 per diluted share, for the quarter ended June 30, 2009 as compared to $37.8 million, or $0.59 per diluted share, for the quarter ended June 30, 2008, representing an increase of 14% per share.

•                  We reported diluted AFFO available to common share and common unit holders of $36.2 million for the quarter ended June 30, 2009 as compared to $24.8 million for the quarter ended June 30, 2008, representing an increase of 46%.

•                  Our diluted FFO payout ratio was 56% for the quarter ended June 30, 2009 as compared to 57% for the quarter ended June 30, 2008.  Our diluted AFFO payout ratio was 65% for the quarter ended June 30, 2009 as compared to 76% for the quarter ended June 30, 2008.

Acquisition

•                  We acquired for $12.5 million a 61,000 square foot operating property located in Colorado Springs, Colorado that we believe can also support up to 90,000 additional developable square feet.  The operating property is 100% leased for a 12 year term to Real Time Logic, Inc., a wholly owned subsidiary of Integral Systems, Inc.

Development Activities

•                  We placed into service an aggregate of 258,000 square feet in newly-constructed space in five properties during the six month ended June 30, 2009, of which 175,000 square feet were placed in service during the quarter ended June 30, 2009.

Operations

•                  Our wholly owned portfolio was 92.3% occupied and 93.2% leased as of June 30, 2009.  Our entire portfolio was 91.9% occupied and 92.8% leased as of June 30, 2009.

•                  The weighted average remaining lease term of our wholly owned portfolio was 4.7 years as of June 30, 2009, with an average contractual rental rate (including tenant reimbursements of operating costs) of $23.12 per square foot.

For the Six Month Period:

•                  Same office property cash NOI for the six months ended June 30, 2009, excluding gross lease termination fees, increased by $4.1 million, or 3%, as compared to the six months ended June 30, 2008.  Including gross lease termination fees, our same office property cash NOI increased $8.2 million, or 7%, as compared to the six months ended June 30, 2008.  Our same office portfolio for the six months consists of 223 properties and represents 90.6% of the rentable square footage of our consolidated properties as of June 30, 2009.

•                  We renewed 822,000 square feet, or 74%, of our expiring office leases for the six months ended June 30, 2009 (based upon square footage), with an average committed cost of $6.84 per square foot.

•                  We recognized $3.7 million in lease termination fees for the six months ended June 30, 2009, net of write-offs of related straight-line rents and accretion of intangible assets and liabilities (i.e., SFAS 141 revenues), as compared to $109,000 in the six months ended June 30, 2008.

For the Quarter Period:

•                  Same office property cash NOI, excluding gross lease termination fees, for the quarter ended June 30, 2009 increased by $2.8 million, or 5%, as compared to the quarter ended June 30, 2008.  Including gross lease termination fees, our same office property cash NOI increased $3.3 million, or 5%, as compared to the quarter ended June 30, 2008.  Our same office portfolio for the quarter consists of 228 properties and represents 92.3% of the rentable square footage of our consolidated properties as of June 30, 2009.

•                  We renewed 499,000 square feet, or 70%, of our expiring office leases (based upon square footage), with an average committed cost of $9.42 per square foot.  For our renewed space during the quarter ended June 30, 2009, we realized an increase of 11% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, while cash rent remained relatively flat.  For our renewed and retenanted space of 630,000 square feet during the quarter ended June 30, 2009, we realized an increase of 8% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and a decrease of 4% in total cash rent.  The average committed cost for our space renewed and retenanted during the quarter ended June 30, 2009 totaled $10.79 per square foot.

•                  We recognized $568,000 in lease termination fees for the quarter ended June 30, 2009, net of write-offs of related straight-line rents and accretion of intangible assets and liabilities (i.e., SFAS 141 revenues), as compared to $53,000 in the quarter ended June 30, 2008.

Financing Activity and Capital Transactions

•                  In April 2009, we issued approximately 3.0 million common shares in an underwritten public offering made in conjunction with our inclusion in the S&P MidCap 400 Index effective April 1, 2009.  The shares were issued at a public offering price of $24.35 per share for net proceeds of $72.1 million after underwriting discounts but before offering expenses.  The net proceeds were used to pay down our Revolving Credit Facility and for general corporate purposes.

•                  We closed on the following financing arrangements, using most of the proceeds to repay maturing debt and pay down our Revolving Credit Facility:

•                  a $50.0 million secured loan in June 2009 with a five-year term that bears interest at LIBOR plus 3.0% (subject to a LIBOR floor of 2.5%); and

•                  a $23.4 million joint venture construction loan in May 2009 with a two-year term and the right to extend for an additional year that bears interest at LIBOR plus 2.75%.

•                  As of June 30, 2009, our ratio of debt to total market capitalization was 47% and our ratio of debt to undepreciated book value of real estate assets was 55%.  We achieved an EBITDA interest coverage ratio of 3.73x and an EBITDA fixed charge coverage ratio of 3.01x for the quarter ended June 30, 2009.

Subsequent Event

•                  On July 27, 2009, we repaid our remaining 2009 maturing debt of approximately $22.5 million using proceeds from our unsecured credit facility.  On July 28, 2009, we closed on a $90 million secured loan with a five-year term that bears interest at 7.25%, using most of the proceeds to pay down our unsecured credit facility.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•                  our ability to borrow on favorable terms;

•                  general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•                  adverse changes in the real estate markets including, among other things, increased competition with other companies;

•                  risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•                  risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•                  our ability to satisfy and operate effectively under federal income tax rules relating to real estate investment trusts and partnerships;

•                  governmental actions and initiatives; and

•                  environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2008.

Year to Date Selected Financial Summary Data

(dollars in thousands, except per share data)

	Six Months Ended June 30,
	2009	2008

Real estate revenues from continuing operations	$212,562	$194,948

Total revenues from continuing operations	$390,775	$227,986

NOI	$136,367	$126,606

EBITDA	$130,443	$120,477

Net income	$36,217	$26,091
Net income attributable to noncontrolling interests	(3,431)	(3,215)
Preferred share dividends	(8,051)	(8,051)
Net income available to common shareholders	$24,735	$14,825

Diluted EPS	$0.44	$0.30

FFO	$91,737	$73,687

Basic and diluted FFO available to common share and common unit holders	$82,268	$64,378

Diluted FFO per share	$1.34	$1.15

Diluted AFFO available to common share and common unit holders (“diluted AFFO”)	$69,569	$49,056

Payout ratios:

Earnings payout ratio	169.2%	218.3%

Diluted FFO payout ratio	55.7%	58.9%

Diluted AFFO payout ratio	65.9%	77.3%

Total dividends/distributions	$54,221	$46,294

Quarterly Selected Financial Summary Data

(dollars in thousands, except per share data)

	2009		2008
	June 30	March 31	December 31	September 30	June 30

Real estate revenues from continuing operations	$105,718	$106,844	$103,599	$101,086	$97,946

Total revenues from continuing operations	$209,042	$181,733	$168,944	$191,088	$120,370

NOI	$68,556	$67,811	$66,813	$65,223	$64,063

EBITDA	$65,904	$64,539	$70,509	$62,372	$60,327

Net income	$18,051	$18,166	$21,437	$13,788	$13,910
Net income attributable to noncontrolling interests	(1,412)	(2,019)	(2,594)	(1,542)	(1,748)
Preferred share dividends	(4,026)	(4,025)	(4,026)	(4,025)	(4,026)
Net income available to common shareholders	$12,613	$12,122	$14,817	$8,221	$8,136

Diluted EPS	$0.22	$0.23	$0.28	$0.17	$0.17

Diluted EPS, excluding gain on early extinguishment of debt	$0.22	$0.23	$0.15	$0.17	$0.17

FFO	$46,920	$44,817	$48,886	$39,533	$37,778

Basic and diluted FFO available to common share and common unit holders	$42,197	$40,071	$44,176	$35,038	$33,082

Diluted FFO per share	$0.67	$0.67	$0.74	$0.62	$0.59

Diluted FFO per share, excluding gain on early extinguishment of debt	$0.67	$0.67	$0.61	$0.62	$0.59

Diluted AFFO available to common share and common unit holders	$36,203	$33,366	$25,638	$25,453	$24,840

Payout ratios:

Earnings payout ratio	171.2%	167.2%	130.1%	233.3%	199.1%

Diluted FFO payout ratio	55.7%	55.8%	50.3%	63.4%	57.3%

Diluted AFFO payout ratio	64.9%	67.0%	86.7%	87.2%	76.4%

Total dividends/distributions	$27,682	$26,539	$26,420	$26,394	$23,160

Quarterly Consolidated Balance Sheets

(dollars in thousands)

	2009		2008
	June 30	March 31	December 31	September 30	June 30
Assets
Properties, net
Land - operational	$429,064	$423,985	$423,985	$421,311	$420,182
Land - development	219,775	222,242	220,863	221,066	208,742
Construction in progress	293,787	295,686	273,733	276,221	248,660
Buildings and improvements	2,293,895	2,229,817	2,202,995	2,159,530	2,145,700
Less: accumulated depreciation	(382,385)	(362,318)	(343,110)	(339,429)	(320,879)
Properties, net	2,854,136	2,809,412	2,778,466	2,738,699	2,702,405

Cash and cash equivalents	11,931	12,702	6,775	21,316	12,857
Restricted cash	17,879	15,408	13,745	15,534	23,066
Accounts receivable, net	13,776	12,737	13,684	13,044	23,452
Deferred rent receivable	67,137	65,346	64,131	62,137	59,238
Intangible assets on real estate acquisitions, net	81,090	85,774	91,848	98,282	104,136
Deferred charges, net	48,812	47,350	51,801	51,371	48,286
Prepaid and other assets	103,914	88,561	93,789	100,448	37,934
Total assets	$3,198,675	$3,137,290	$3,114,239	$3,100,831	$3,011,374

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,677,351	$1,715,144	$1,704,123	$1,656,280	$1,704,351
3.5% Exchangeable Senior Notes	154,362	153,488	152,628	186,806	185,779
Accounts payable and accrued expenses	142,734	111,135	93,625	93,676	82,526
Rents received in advance and security deposits	29,936	31,524	30,464	26,372	32,569
Dividends and distributions payable	27,057	25,891	25,794	25,774	22,548
Deferred revenue associated with acquired operating leases	8,926	9,880	10,816	11,832	12,762
Distributions in excess of investment in unconsolidated real estate joint ventures	4,873	4,809	4,770	4,668	4,506
Other liabilities	7,029	8,793	9,596	7,059	8,820
Total liabilities	2,052,268	2,060,664	2,031,816	2,012,467	2,053,861

Commitments and contingencies	—	—	—	—	—

COPT’s shareholders’ equity:
Preferred shares (aggregate liquidation preference of $216,333)	81	81	81	81	81
Common shares	580	544	518	515	477
Additional paid-in capital	1,229,931	1,148,424	1,112,734	1,107,053	977,528
Cumulative distributions in excess of net income	(179,698)	(170,714)	(162,572)	(158,106)	(147,145)
Accumulated other comprehensive loss	(1,176)	(3,256)	(4,749)	(1,676)	(2,615)
Total COPT shareholders’ equity	1,049,718	975,079	946,012	947,867	828,326
Noncontrolling interests
Common units in the Operating Partnership	76,873	81,793	117,356	121,528	110,128
Preferred units in the Operating Partnership	8,800	8,800	8,800	8,800	8,800
Other consolidated real estate joint ventures	11,016	10,954	10,255	10,169	10,259
Total noncontrolling interests	96,689	101,547	136,411	140,497	129,187
Total equity	1,146,407	1,076,626	1,082,423	1,088,364	957,513
Total liabilities and equity	$3,198,675	$3,137,290	$3,114,239	$3,100,831	$3,011,374

Year to Date Consolidated Statements of Operations

(in thousands, except per share data)

	Six Months Ended June 30,
	2009	2008
Revenues
Rental revenue	$177,848	$164,864
Tenant recoveries and other real estate operations revenue	34,714	30,084
Construction contract revenues	177,292	32,035
Other service operations revenues	921	1,003
Total revenues	390,775	227,986

Expenses
Property operating expenses	76,195	68,499
Depreciation and amortization associated with real estate operations	55,199	49,847
Construction contract expenses	173,545	31,377
Other service operations expenses	939	1,056
General and administrative expenses	11,377	11,704
Business development	1,092	265
Total operating expenses	318,347	162,748

Operating income	72,428	65,238
Interest expense	(38,102)	(43,077)
Interest and other income	2,330	365

Income from continuing operations before equity in loss of unconsolidated entities and income taxes	36,656	22,526
Equity in loss of unconsolidated entities	(317)	(110)
Income tax expense	(122)	(5)
Income from continuing operations	36,217	22,411
Discontinued operations, net of income taxes	—	2,580
Income before gain on sales of real estate	36,217	24,991
Gain on sales of real estate, net of income taxes	—	1,100
Net income	36,217	26,091
Less net income attributable to noncontrolling interests
Common units in the Operating Partnership	(3,076)	(2,663)
Preferred units in the Operating Partnership	(330)	(330)
Other consolidated entities	(25)	(222)
Net income attributable to COPT	32,786	22,876
Preferred share dividends	(8,051)	(8,051)
Net income available to common shareholders	$24,735	$14,825

For diluted EPS computations:
Numerator for diluted EPS
Net income available to common shareholders	$24,735	$14,825
Amount allocable to restricted shares	(510)	(336)
Numerator for diluted EPS	$24,225	$14,489

Denominator:
Weighted average common shares - basic	54,296	47,055
Dilutive effect of stock option awards	522	746
Weighted average common shares - diluted	54,818	47,801

Diluted EPS	$0.44	$0.30

Year to Date Consolidated Reconciliations of FFO, AFFO, EPS

(in thousands, except per share data)

	Six Months Ended June 30,
	2009	2008

Net income	$36,217	$26,091
Real estate-related depreciation and amortization	55,199	49,899
Depreciation and amortization on unconsolidated real estate entities	321	327
Gain on sales of operating properties, net of income taxes	—	(2,630)
FFO	91,737	73,687

Noncontrolling interests - preferred units in the Operating Partnership	(330)	(330)
Noncontrolling interests - other consolidated entities	(25)	(222)
Preferred share dividends	(8,051)	(8,051)
Depreciation and amortization allocable to noncontrolling interests in other consol. entities	(160)	(124)
Basic and diluted FFO allocable to restricted shares	(903)	(582)
Basic and diluted FFO available to common share and common unit holders	82,268	64,378

Straight line rent adjustments	(2,858)	(5,434)
Amortization of deferred market rental revenue	(996)	(903)
Recurring capital expenditures	(10,266)	(10,603)
Amortization of discount on Exchangeable Senior Notes, net of amounts capitalized	1,421	1,618
Diluted AFFO available to common share and common unit holders	$69,569	$49,056

Preferred dividends	$8,051	$8,051
Preferred distributions	330	330
Common distributions	3,979	5,543
Common dividends	41,861	32,370
Total dividends/distributions	$54,221	$46,294

Denominator for diluted EPS	54,818	47,801
Common units	6,363	8,153
Denominator for diluted FFO per share	61,181	55,954

Year to Date Consolidated Reconciliations of EBITDA, NOI, Discontinued Operations,

Gains on Sales of Real Estate and Certain Non-GAAP Measures

(in thousands)

	Six Months Ended June 30,
	2009	2008

Net income	$36,217	$26,091
Interest expense on continuing and discontinued operations	38,102	43,128
Total income tax expense (1)	122	583
Depreciation of furniture, fixtures and equipment (FF&E)	803	776
Real estate-related depreciation and other amortization	55,199	49,899
EBITDA	$130,443	$120,477
Add back:
General and administrative	11,377	11,704
Business development	1,092	265
Depreciation of FF&E included in general and administrative expense	(803)	(776)
Income from construction contracts and other service operations	(3,729)	(605)
Interest and other income	(2,330)	(365)
Gain on sales of operating properties	—	(2,526)
Non-operational property sales and real estate services	—	(1,678)
Equity in loss of unconsolidated entities	317	110
NOI	$136,367	$126,606

Discontinued Operations
Revenues from real estate operations	$—	$355
Property operating expenses	—	(198)
Depreciation and amortization	—	(52)
Interest	—	(51)
Gain on sales of depreciated real estate properties	—	2,526
Discontinued operations, net	$—	$2,580

Gain on sales of real estate, net, per statements of operations	$—	$1,100
Add income taxes	—	578
Gain on sales of real estate from discontinued operations	—	2,526
Gain on sales of real estate from continuing and discontinued operations	—	4,204
Non-operational property sales and real estate services	—	(1,678)
Gain on sales of operating properties	$—	$2,526

(1) Includes income taxes from continuing operations, discontinued operations and gains on other sales of real estate (see components on page 42).

Quarterly Consolidated Statements of Operations

(in thousands, except per share data)

	2009		2008
	June 30	March 31	December 31	September 30	June 30
Revenues
Rental revenue	$88,326	$89,522	$87,018	$85,060	$83,154
Tenant recoveries and other real estate operations revenue	17,392	17,322	16,581	16,026	14,792
Construction contract revenues	102,753	74,539	64,920	89,653	21,899
Other service operations revenues	571	350	425	349	525
Total revenues	209,042	181,733	168,944	191,088	120,370

Expenses
Property operating expenses	37,162	39,033	36,786	35,854	33,957
Depreciation and amortization associated with real estate operations	28,708	26,491	27,290	25,583	24,955
Construction contract expenses	100,647	72,898	63,623	87,111	21,472
Other service operations expenses	514	425	429	546	454
General and administrative expenses	5,834	5,543	6,488	5,904	5,934
Business development expenses	446	646	769	199	102
Total operating expenses	173,311	145,036	135,385	155,197	86,874

Operating income	35,731	36,697	33,559	35,891	33,496
Interest expense	(18,678)	(19,424)	(21,290)	(22,503)	(21,162)
Interest and other income	1,252	1,078	1,146	559	170
Gain on early extinguishment of debt	—	—	8,101	—	—

Income from continuing operations before equity in (loss) income of unconsolidated entities and income taxes	18,305	18,351	21,516	13,947	12,504
Equity in (loss) income of unconsolidated entities	(202)	(115)	20	(57)	(56)
Income tax (expense) benefit	(52)	(70)	(99)	(97)	107
Income from continuing operations	18,051	18,166	21,437	13,793	12,555
Discontinued operations, net of income taxes	—	—	—	(9)	1,314
Income before gain on sales of real estate	18,051	18,166	21,437	13,784	13,869
Gain on sales of real estate, net of income taxes	—	—	—	4	41
Net income	18,051	18,166	21,437	13,788	13,910
Less net income attributable to noncontrolling interests
Common units in the Operating Partnership	(1,272)	(1,804)	(2,389)	(1,467)	(1,461)
Preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)
Other consolidated entities	25	(50)	(40)	90	(122)
Net income attributable to COPT	16,639	16,147	18,843	12,246	12,162
Preferred share dividends	(4,026)	(4,025)	(4,026)	(4,025)	(4,026)
Net income available to common shareholders	$12,613	$12,122	$14,817	$8,221	$8,136

For diluted EPS computations:
Numerator for diluted EPS
Net income available to common shareholders	$12,613	$12,122	$14,817	$8,221	$8,136
Amount allocable to restricted shares	(242)	(268)	(200)	(192)	(166)
Numerator for diluted EPS	$12,371	$11,854	$14,617	$8,029	$7,970

Denominator:
Weighted average common shares - basic	56,637	51,930	51,120	47,273	47,110
Dilutive effect of stock option awards	546	498	567	779	790
Weighted average common shares - diluted	57,183	52,428	51,687	48,052	47,900

Diluted EPS	$0.22	$0.23	$0.28	$0.17	$0.17

Quarterly Consolidated Reconciliations of FFO, AFFO, EPS

and as adjusted amounts

(in thousands, except per share data)

	2009		2008
	June 30	March 31	December 31	September 30	June 30

Net income	$18,051	$18,166	$21,437	$13,788	$13,910
Real estate-related depreciation and amortization	28,708	26,491	27,290	25,583	24,955
Depreciation and amortization on unconsolidated real estate entities	161	160	159	162	163
Gain on sales of operating properties, net of income taxes	—	—	—	—	(1,250)
FFO	46,920	44,817	48,886	39,533	37,778

Noncontrolling interests - preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)
Noncontrolling interests - other consolidated entities	25	(50)	(40)	90	(122)
Preferred share dividends	(4,026)	(4,025)	(4,026)	(4,025)	(4,026)
Depreciation and amortization allocable to noncontrolling interests in other consol. entities	(107)	(53)	(72)	(74)	(75)
Basic and diluted FFO allocable to restricted shares	(450)	(453)	(407)	(321)	(308)
Basic and diluted FFO available to common share and common unit holders	42,197	40,071	44,176	35,038	33,082

Straight line rent adjustments	(1,718)	(1,140)	(1,927)	(2,850)	(2,778)
Amortization of deferred market rental revenue	(616)	(380)	(606)	(555)	(458)
Recurring capital expenditures	(4,383)	(5,883)	(8,682)	(7,008)	(5,821)
Amortization of discount on Exchangeable Senior Notes, net of amounts capitalized	723	698	778	828	815
Gain on early extinguishment of debt	—	—	(8,101)	—	—
Diluted AFFO available to common share and common unit holders	$36,203	$33,366	$25,638	$25,453	$24,840

Preferred dividends	$4,026	$4,025	$4,026	$4,025	$4,026
Preferred distributions	165	165	165	165	165
Common distributions	1,894	2,085	2,946	3,021	2,772
Common dividends	21,597	20,264	19,283	19,183	16,197
Total dividends/distributions	$27,682	$26,539	$26,420	$26,394	$23,160

Denominator for diluted EPS	57,183	52,428	51,687	48,052	47,900
Common units	5,483	7,253	7,993	8,130	8,151
Denominator for diluted FFO per share	62,666	59,681	59,680	56,182	56,051

Diluted FFO available to common share and common unit holders	$42,197	$40,071	$44,176	$35,038	$33,082
Gain on early extinguishment of debt	—	—	(8,101)	—	—
Gain on early extinguishment of debt allocable to restricted shares	—	—	75	—	—
Diluted FFO available to common share and common unit holders, excluding gain on early extinguishment of debt	$42,197	$40,071	$36,150	$35,038	$33,082
Diluted FFO per share, excluding gain on early extinguishment of debt	$0.67	$0.67	$0.61	$0.62	$0.59

Numerator for diluted EPS computation	$12,371	$11,854	$14,617	$8,029	$7,970
Gain on early extinguishment of debt	—	—	(8,101)	—	—
Minority interests share of gain on early extinguishment of debt	—	—	1,123	—	—
Numerator for diluted EPS computation, excluding gain on early extinguishment of debt	$12,371	$11,854	$7,639	$8,029	$7,970
Diluted EPS, excluding gain on early extinguishment of debt	$0.22	$0.23	$0.15	$0.17	$0.17

Quarterly Consolidated Reconciliations of EBITDA, NOI, Discontinued Operations,

Gains on Sales of Real Estate and Certain Non-GAAP Measures

(in thousands)

	2009		2008
	June 30	March 31	December 31	September 30	June 30

Net income	$18,051	$18,166	$21,437	$13,788	$13,910
Interest expense on continuing and discontinued operations	18,678	19,424	21,290	22,503	21,172
Total income tax expense (benefit) (1)	52	70	99	97	(102)
Depreciation of FF&E	415	388	393	401	392
Real estate-related depreciation and other amortization	28,708	26,491	27,290	25,583	24,955
EBITDA	$65,904	$64,539	$70,509	$62,372	$60,327
Add back:
General and administrative	5,834	5,543	6,488	5,904	5,934
Business development	446	646	769	199	102
Depreciation of FF&E included in general and administrative expense	(415)	(388)	(393)	(401)	(392)
Income from construction contracts and other service operations	(2,163)	(1,566)	(1,293)	(2,345)	(498)
Interest and other income	(1,252)	(1,078)	(1,146)	(559)	(170)
Gain on sales of operating properties	—	—	—	—	(1,250)
Gain on early extinguishment of debt	—	—	(8,101)	—	—
Non-operational property sales and real estate services	—	—	—	(4)	(46)
Equity in loss (income) of unconsolidated entities	202	115	(20)	57	56
NOI	$68,556	$67,811	$66,813	$65,223	$64,063

Discontinued Operations
Revenues from real estate operations	$—	$—	$—	$3	$85
Property operating expenses	—	—	—	(12)	(11)
Depreciation and amortization	—	—	—	—	—
Income taxes	—	—	—	—	—
Interest	—	—	—	—	(10)
Gain on sales of depreciated real estate properties	—	—	—	—	1,250
Discontinued operations, net	$—	$—	$—	$(9)	$1,314

Gain on sales of real estate, net, per statements of operations	$—	$—	$—	$4	$41
Add income taxes	—	—	—	—	5
Gain on sales of real estate from discontinued operations	—	—	—	—	1,250
Gain on sales of real estate from continuing and discontinued operations	—	—	—	4	1,296
Non-operational property sales and real estate services	—	—	—	(4)	(46)
Gain on sales of operating properties	$—	$—	$—	$—	$1,250

(1) Includes income taxes from continuing operations, discontinued operations and gains on other sales of real estate (see components on page 43).

Quarterly Equity Analysis

(Dollars and shares in thousands except per share data)

	2009		2008
	June 30	March 31	December 31	September 30	June 30
Common Equity - End of Quarter
Common Shares	58,017	54,371	51,790	51,530	47,702
Common Units	5,084	5,598	7,908	8,111	8,151
Total	63,101	59,969	59,698	59,641	55,853
End of Quarter Common Share Price	$29.33	$24.83	$30.70	$40.35	$34.33
Market Value of Common Shares/Units	$1,850,752	$1,489,030	$1,832,729	$2,406,514	$1,917,433

Common Shares Trading Volume
Average Daily Volume (Shares)	1,520	1,571	1,289	649	438
Average Daily Volume	$44,187	$39,397	$35,680	$24,908	$16,222
As a Percentage of Weighted Average Common Shares	2.7%	3.0%	2.5%	1.4%	0.9%

Common Share Price Range (price per share)
Quarterly High	$33.14	$30.92	$39.84	$43.50	$40.00
Quarterly Low	$23.13	$20.49	$20.39	$32.00	$33.65
Quarterly Average	$29.07	$25.08	$27.68	$38.37	$37.05

Convertible Preferred Equity - End of Quarter
Convertible Series I Preferred Units Outstanding	352	352	352	352	352
Conversion Ratio	0.5000	0.5000	0.5000	0.5000	0.5000
Common Shares Issued Assuming Conversion	176	176	176	176	176

Convertible Series K Preferred Shares Outstanding	532	532	532	532	532
Conversion Ratio	0.8163	0.8163	0.8163	0.8163	0.8163
Common Shares Issued Assuming Conversion	434	434	434	434	434

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series G Shares Outstanding	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding	2,000	2,000	2,000	2,000	2,000
Redeemable Series J Shares Outstanding	3,390	3,390	3,390	3,390	3,390
Total Nonconvertible Preferred Equity	7,590	7,590	7,590	7,590	7,590
Convertible Preferred Equity
Convertible Series K Shares Outstanding	884	884	884	884	884
Total Preferred Equity	8,474	8,474	8,474	8,474	8,474

Nonconvertible Preferred Equity ($25 par value)
Redeemable Series G Shares	$55,000	$55,000	$55,000	$55,000	$55,000
Redeemable Series H Shares	50,000	50,000	50,000	50,000	50,000
Redeemable Series J Shares	84,750	84,750	84,750	84,750	84,750
Total Nonconvertible Preferred Equity	$189,750	$189,750	$189,750	$189,750	$189,750

Convertible Preferred Equity ($25 par value)
Convertible Series I Units	$8,800	$8,800	$8,800	$8,800	$8,800
Convertible Preferred Equity ($50 par value)
Convertible Series K Shares	26,583	26,583	26,583	26,583	26,583
Total Convertible Preferred Equity	$35,383	$35,383	$35,383	$35,383	$35,383
Total Recorded Book Value of Preferred Equity	$225,133	$225,133	$225,133	$225,133	$225,133

Weighted Average Shares:
Common Shares Outstanding	56,637	51,930	51,120	47,273	47,110
Dilutive effect of share-based compensation awards	546	498	567	779	790
Common Units	5,483	7,253	7,993	8,130	8,151
Denominator for funds from operations per share - diluted	62,666	59,681	59,680	56,182	56,051

Capitalization
Recorded Book Value of Preferred Shares/Units	$225,133	$225,133	$225,133	$225,133	$225,133
Market Value of Common Shares/Units	1,850,752	1,489,030	1,832,729	2,406,514	1,917,433
Total Equity Market Capitalization	$2,075,886	$1,714,164	$2,057,862	$2,631,648	$2,142,567

Total Debt	$1,831,713	$1,868,632	$1,856,751	$1,843,086	$1,890,130

Total Market Capitalization	$3,907,599	$3,582,796	$3,914,613	$4,474,734	$4,032,697

Debt to Total Market Capitalization	46.9%	52.2%	47.4%	41.2%	46.9%
Debt to Total Assets	57.3%	59.6%	59.6%	59.4%	62.8%
Debt to Undepreciated Book Value of Real Estate Assets	55.2%	57.4%	57.8%	58.0%	60.4%

Quarterly Debt Analysis

(Dollars in thousands)

	2009		2008
	June 30	March 31	December 31	September 30	June 30
Debt Outstanding
Mortgage Loans	$1,204,437	$1,157,252	$1,189,767	$1,193,659	$1,099,830
Construction Loans (1)	115,914	133,892	121,856	82,121	139,521
Unsecured Revolving Credit Facility (2)	357,000	424,000	392,500	380,500	465,000
Exchangeable Senior Notes	154,362	153,488	152,628	186,806	185,779
	$1,831,713	$1,868,632	$1,856,751	$1,843,086	$1,890,130

Interest Rate Data
Fixed-Mortgage Loans	$933,037	$935,852	$968,367	$972,259	$1,065,330
Fixed-Exchangeable Senior Notes	154,362	153,488	152,628	186,806	185,779
Variable	474,314	459,292	485,756	534,021	489,021
Variable Subject to Interest Rate Swaps (3)	270,000	320,000	250,000	150,000	150,000
	$1,831,713	$1,868,632	$1,856,751	$1,843,086	$1,890,130

% of Fixed Rate Loans (3)	74.11%	75.42%	73.84%	71.03%	74.13%
% of Variable Rate Loans (3)	25.89%	24.58%	26.16%	28.97%	25.87%
	100.00%	100.00%	100.00%	100.00%	100.00%

Average Contract Interest Rates
Mortgage & Construction Loans	5.04%	5.38%	5.44%	5.50%	5.60%
Unsecured Revolving Credit Facility	2.85%	2.79%	3.89%	4.25%	4.24%
Exchangeable Senior Notes (4)	3.50%	3.50%	3.50%	3.50%	3.50%
Total Weighted Average	4.68%	4.82%	5.00%	5.11%	5.11%

Coverage Ratios (excluding capitalized interest) — All coverage computations include the effect of discontinued operations
NOI interest coverage ratio	3.88x	3.69x	3.30x	3.05x	3.16x
EBITDA interest coverage ratio	3.73x	3.51x	3.48x	2.92x	2.97x
NOI debt service coverage ratio	3.37x	3.19x	2.48x	2.63x	2.69x
EBITDA debt service coverage ratio	3.24x	3.04x	2.62x	2.52x	2.53x
NOI fixed charge coverage ratio	3.14x	3.00x	2.73x	2.55x	2.62x
EBITDA fixed charge coverage ratio	3.01x	2.86x	2.88x	2.44x	2.46x

(1) Includes $99.2 million due under our Revolving Construction Facility at June 30, 2009.  This facility provides for the borrowing of up to $225.0 million to finance construction of the Company’s wholly owned buildings.

(2) As of June 30, 2009, our borrowing capacity under the Revolving Credit Facility was $600.0 million, of which $243.0 million was available.

(3) Includes the effect of the following interest rate swaps in effect during certain of the periods set forth above that hedge the risk of changes in interest rates on certain of our one-month LIBOR-based variable rate debt:

Notional	One-Month	Effective	Expiration
Amount	Libor Base	Date	Date
$25,000	5.232%	5/1/06	5/1/09
$25,000	5.232%	5/1/06	5/1/09
$50,000	4.330%	10/23/07	10/23/09
$100,000	2.510%	11/3/08	12/31/09
$120,000	1.760%	1/2/09	5/1/2012

(4) Rate is on the stated face amount of the note.

Debt Maturity Schedule -  June 30, 2009

(Dollars in thousands)

		Non-Recourse Debt (1)			Recourse Debt (1)
Year of Maturity		Annual Amortization of Monthly Payments	Balloon Payments Due on Maturity	Weighted Average Interest Rate of Amounts Maturing (2)	Annual Amortization of Monthly Payments	Balloon Payments Due on Maturity	Weighted Average Interest Rate of Amounts Maturing (2)	Revolver (3)	Total Scheduled Payments

July - September		2,259	22,477	7.18%	326	750	5.95%	—	25,812
October - December		2,245	—	0.00%	332	—	0.00%	—	2,576
Total 2009		$4,504	$22,477	7.18%	$657	$750	5.95%	$—	$28,388

2010	(4)	$9,103	$52,177		$798	$12,481		$—	$74,559
2011	(5)	7,309	102,264		805	115,914		357,000	583,292
2012		5,816	257,523		865	—		—	264,205
2013		2,593	134,843		930	—		—	138,367
2014	(6)	890	8,212		640	47,066		—	56,808
2015		552	114,558		329	—		—	115,440
2016		321	113,169		356	—		—	113,846
2017		193	300,610		385	—		—	301,188
2018		—	—		417	—		—	417
2019		—	—		373	39		—	412
2020		—	—		—	—		—	—
		$31,280	$1,105,834		$6,558	$176,249		$357,000	$1,676,921

			Net premium to adjust to fair value of debt						430
			Mortgage and Other Loans Payable						$1,677,351

			Exchangeable Senior Notes						$162,500
			Net discount						$(8,138)
			Exchangeable Senior Notes (7)						$154,362

			Total Debt						$1,831,713

Notes:

(1) Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions. The maturity dates presented above in the table assume that the extension options have not been exercised.

(2) For the variable rate loans expiring in 2009, the interest rate used for this calculation was the rate at June 30, 2009.

(3) As of June 30, 2009, our borrowing capacity under the Revolving Credit Facility was $600.0 million, of which $243 million was available.

(4) Includes $8.5 million maturing on a non-recourse loan that matures in September 2025 but will be called in October 2010.

(5) Includes $357.0 million due under our Revolving Credit Facility at June 30, 2009 that may be extended by us for a one-year period, subject to certain conditions.  Also includes $99.2 million due under our Revolving Construction Facility at June 30, 2009 that may be extended by us for a one-year period, subject to certain conditions; this facility provides for the borrowing of up to $225.0 million to finance construction of the Company’s wholly owned buildings.

(6) We have a $4.8 million non-recourse loan maturing in March 2034 that may be prepaid in March 2014, subject to certain conditions. The above table includes $4.3 million due on maturity of this loan in 2014.

(7) Exchangeable Senior Notes mature in September 2026 but are subject to a put by the holders in September 2011 and every five years thereafter.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2009		2008
	June 30	March 31	December 31	September 30	June 30
OPERATING RATIOS — All computations include the effect of discontinued operations
Net income as a % of Real estate revenues from cont. and discont. operations
(Net income / Real estate revenues from cont. and discont. operations)	17.07%	17.00%	20.69%	13.64%	14.19%

NOI as a % of Real estate revenues from cont. and discont. operations
(NOI / Real estate revenues from cont. and discont. operations)	64.85%	63.47%	64.49%	64.52%	65.35%

EBITDA as a % of Real estate revenues from cont. and discont. operations
(EBITDA / Real estate revenues from cont. and discont. operations)	62.34%	60.40%	68.06%	61.70%	61.54%

G&A as a % of Net income
(G&A / Net income)	32.32%	30.51%	30.27%	42.82%	42.66%

G&A as a % of Real estate revenues from cont. and discont. operations
(G&A / Real estate revenues from cont. and discont. operations)	5.52%	5.19%	6.26%	5.84%	6.05%

G&A as a % of EBITDA
(G&A / EBITDA)	8.85%	8.59%	9.20%	9.47%	9.84%

Recurring Capital Expenditures	$4,383	$5,883	$8,682	$7,008	$5,821
Recurring Capital Expenditures per average square foot of wholly owned properties	$0.24	$0.32	$0.47	$0.38	$0.32
Recurring Capital Expenditures as a % of NOI	6.39%	8.68%	12.99%	10.74%	9.09%

Quarterly Dividend Analysis

	2009		2008
	June 30	March 31	December 31	September 30	June 30
Common Share Dividends
Dividends per share/unit	$0.3725	$0.3725	$0.3725	$0.3725	$0.3400
Increase over prior quarter	0.0%	0.0%	0.0%	9.6%	0.0%

Common Dividend Payout Ratios
Earnings Payout	171.2%	167.2%	130.1%	233.3%	199.1%

Diluted FFO Payout	55.7%	55.8%	50.3%	63.4%	57.3%

Diluted AFFO Payout	64.9%	67.0%	86.7%	87.2%	76.4%

Dividend Coverage - Diluted FFO	1.80x	1.79x	1.99x	1.58x	1.74x

Dividend Coverage - Diluted AFFO	1.54x	1.49x	1.15x	1.15x	1.31x

Common Dividend Yields
Dividend Yield	5.08%	6.00%	4.85%	3.69%	3.96%

Series I Preferred Unit Distributions
Preferred Unit Distributions Per Unit	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Unit Distributions Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series G Preferred Share Dividends
Preferred Share Dividends Per Share	$0.50000	$0.50000	$0.50000	$0.50000	$0.50000
Preferred Share Dividend Yield	8.000%	8.000%	8.000%	8.000%	8.000%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series H Preferred Share Dividends
Preferred Share Dividends Per Share	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Share Dividend Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series J Preferred Share Dividends
Preferred Share Dividends Per Share	$0.47656	$0.47656	$0.47656	$0.47656	$0.47656
Preferred Share Dividend Yield	7.625%	7.625%	7.625%	7.625%	7.625%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series K Preferred Share Dividends
Preferred Share Dividends Per Share	$0.70000	$0.70000	$0.70000	$0.70000	$0.70000
Preferred Share Dividend Yield	5.600%	5.600%	5.600%	5.600%	5.600%
Quarter End Recorded Book Value	$50.00	$50.00	$50.00	$50.00	$50.00

Investor Composition and Analyst Coverage

(as of June 30, 2009)

			As if Converted		Diluted
	Common	Common	Preferred		Ownership
SHAREHOLDER CLASSIFICATION	Shares	Units	Shares / Units	Total	% of Total

Insiders	1,029,052	4,212,152	—	5,241,204	8.23%
Non-insiders	56,987,631	871,467	610,014	58,469,112	91.77%
	58,016,683	5,083,619	610,014	63,710,316	100.00%

	June 30,	March 31,	December 31,	September 30,	June 30,
RESEARCH COVERAGE	2009	2009	2008	2008	2008

Bank of America Merrill Lynch	n/a	x	x	x	x
BMO Capital Markets	x	x	x	x	x
Citigroup Global Markets	x	x	x	x	x
Friedman Billings Ramsey & Co.	x	x	x	x	x
Green Street Advisors	x	x	x	x	x
ISI Group	x	n/a	n/a	n/a	n/a
Macquarie Securities	x	x	x	n/a	n/a
Raymond James	x	x	x	x	x
RBC Capital Markets	x	x	x	x	x
Robert W. Baird & Co. Incorporated	x	x	x	x	x
Stifel, Nicolaus & Company, Incorporated	x	x	x	x	x
Wells Fargo Securities	x	x	x	x	x

Property Summary by Region - June 30, 2009

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment
	Office Properties

	Baltimore /Washington Corridor

1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
	300 Sentinel Drive (300 NBP)	BWI Airport	NBP		M		186,063
2	304 Sentinel Drive (304 NBP)	BWI Airport	NBP	2005	M	162,498
3	306 Sentinel Drive (306 NBP)	BWI Airport	NBP	2006	M	157,896
4	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
5	302 Sentinel Drive (302 NBP)	BWI Airport	NBP	2007	M	155,731
6	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,112
7	320 Sentinel Way (320 NBP)	BWI Airport	NBP	2007	M	125,681
8	318 Sentinel Way (318 NBP)	BWI Airport	NBP	2005	M	125,681
9	322 Sentinel Way (322 NBP)	BWI Airport	NBP	2006	M	125,568
10	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
11	132 National Business Parkway	BWI Airport	NBP	2000	M	118,598
12	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	117,447
13	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
14	2691 Technology Drive (191 NBP)	BWI Airport	NBP	2005	M	103,683
15	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
16	135 National Business Parkway	BWI Airport	NBP	1998	M	87,422
17	133 National Business Parkway	BWI Airport	NBP	1997	M	87,401
18	141 National Business Parkway	BWI Airport	NBP	1990	M	87,206
19	131 National Business Parkway	BWI Airport	NBP	1990	M	69,021
20	114 National Business Parkway	BWI Airport	NBP	2002	S	9,908
21	314 Sentinel Way (314 NBP)	BWI Airport	NBP	2008	S	4,462
						2,418,217	186,063

1	1306 Concourse Drive	BWI Airport	APS	1990	M	114,046
2	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	105,151
3	1304 Concourse Drive	BWI Airport	APS	2002	M	101,753
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	97,261
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	84,820
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1099 Winterson Road	BWI Airport	APS	1988	M	71,618
10	1190 Winterson Road	BWI Airport	APS	1987	M	68,903
11	849 International Drive	BWI Airport	APS	1988	M	68,791
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	67,455
15	891 Elkridge Landing Road	BWI Airport	APS	1984	M	58,454
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	57,617
17	930 International Drive	BWI Airport	APS	1986	S	57,409
18	800 International Drive	BWI Airport	APS	1988	S	57,379
19	900 International Drive	BWI Airport	APS	1986	S	57,140
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	53,218
22	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
						1,631,151	—

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,325
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	74,160
3	7272 Park Circle Drive	BWI Airport	Comm./Pkwy.	1991/1996	M	59,436
4	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	59,204
5	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	57,928
6	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
7	1362 Mellon Road	BWI Airport	Comm./Pkwy.	2006	M	43,295
8	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,739
9	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	29,153
10	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,992
11	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	17,062
12	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,841
13	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
14	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						547,605	—

57	Subtotal (continued on next page)					4,596,973	186,063

The S or M notation indicates single story or multi-story, respectively.

Property Summary by Region - June 30, 2009 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

57	Subtotal (continued from prior page)					4,596,973	186,063

1	5520 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC		M	27,862	78,102
2	5522 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC	2007	S	23,500
						51,362	78,102

1	2500 Riva Road	Annapolis		2000	M	155,000

1	Old Annapolis Road	Howard Co. Perimeter	Oakland Ridge	1985	M	171,436

1	7125 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1973/1999	M	612,109
2	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
3	6721 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway		M	131,451
4	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,911
5	6711 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2006-2007	M	123,599
6	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	109,003
7	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
8	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	86,055
9	8621 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2005-2006	M	86,033
10	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	77,331
11	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	74,852
12	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	63,480
13	7015 Albert Einstein Drive	Howard Co. Perimeter	Columbia Gateway	1999	S	61,203
14	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
15	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,203
16	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,307
17	7142 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1994	S	47,668
18	7130 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1989	S	46,460
19	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	39,203
20	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
21	7138 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	38,225
22	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,813
23	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,440
24	7150 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1991	S	35,812
25	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,910
26	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
27	7134 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	21,991
28	6741 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2008	S	4,592
						2,364,565	—

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	1986	S	160,000
2	7160 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	62,072
3	9140 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1983	S	41,511
4	7150 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	41,382
5	9160 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	M	37,034
6	7170 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	29,162
7	9150 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	18,592
8	10280 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	16,796
9	10270 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	16,686
10	9130 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	13,700
11	10290 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	10,890
						447,825	—

1	9720 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	40,004
2	9740 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	38,292
3	9700 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	31,556
4	9730 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	31,012
5	9710 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	15,229
						156,093	—

1	9020 Mendenhall Court	Howard Co. Perimeter	Sieling Business Park	1982/2005	S	49,217

106	Total Baltimore/Washington Corridor					7,992,471	264,165

The S or M notation indicates single story or multi-story building, respectively.

(1) This property is a land-lease property.

Property Summary by Region - June 30, 2009 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	St. Mary’s & King George Counties

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984/1997	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	61,059
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,231
4	22300 Exploration Drive	St. Mary’s County	Exploration Park	1997	M	44,830
						262,980	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
2	46591 Expedition Drive	St. Mary’s County	Expedition Park	2005-2006	M	59,483
						120,639	—

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	59,055
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
6	44420 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	25,200
						235,940	—

1	16480 Commerce Drive	King George County	Dahlgren Technology Center	2000	M	70,728
2	16541 Commerce Drive	King George County	Dahlgren Technology Center	1996	S	36,053
3	16539 Commerce Drive	King George County	Dahlgren Technology Center	1990	S	32,076
4	16442 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	25,518
5	16501 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	22,833
6	16543 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	17,370
						204,578	—

18	Total St. Mary’s & King George Counties					824,137	—

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields Corporate Center	1989	M	470,406
2	15010 Conference Center Drive	Dulles South	Westfields Corporate Center	2006	M	223,610
3	15059 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	145,224
4	15049 Conference Center Drive	Dulles South	Westfields Corporate Center	1997	M	145,053
5	14900 Conference Center Drive	Dulles South	Westfields Corporate Center	1999	M	127,329
6	14280 Park Meadow Drive	Dulles South	Westfields Corporate Center	1999	M	114,126
7	4851 Stonecroft Boulevard	Dulles South	Westfields Corporate Center	2004	M	88,094
8	14850 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	69,711
9	14840 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	69,710
						1,453,263	—

1	13200 Woodland Park Road	Herndon	Woodland Park	2002	M	404,665

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	112,633
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,728
						166,361	—

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	260,469
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	186,707
						447,176	—

1	2900 Towerview Road	Route 28 South	Renaissance Park	1982/2008	M	144,837

15	Total Northern Virginia					2,616,302	—

	Other

1	11751 Meadowville Lane	Richmond Southwest	Meadowville Technology Park	2007	M	193,000

1	201 Technology Park Drive	Southwest Virginia	Russell Regional Business Tech Park	2007	S	102,842

1	14303 Lake Royer Drive	Fort Ritchie		1990/2007	S	9,829
2	304 Castle Drive	Fort Ritchie		1993/2008	S	3,014
3	504 Greenhow Street	Fort Ritchie		2009	S	1,521
4	14316 Lake Royer Drive	Fort Ritchie		1953	S	864
						15,228	—

6	Total Other					311,070	—

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - June 30, 2009 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Unisys campus	1992	S	418,430
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
3	760 Jolly Road	Blue Bell	Unisys campus	1994	M	208,854
4	751 Jolly Road	Blue Bell	Unisys campus	1991	M	114,000
	Total Greater Philadelphia					960,349	—

	Central New Jersey

1	431 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1998	S	171,200
2	437 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	S	30,000
	Total Central New Jersey					201,200	—

	San Antonio, Texas

2	8611 Military Drive	San Antonio Northwest		1982/1985	M	508,412
3	7700-1 Potranco Road	San Antonio Northwest		2007	S	8,674
						517,086	—

1	1560 Cable Ranch Road - Building B	San Antonio Northwest	151 Technology Center	1985/2006	M	77,040
2	1560 Cable Ranch Road - Building A	San Antonio Northwest	151 Technology Center	1985/2007	M	45,935
						122,975	—

5	Total San Antonio, Texas					640,061	—

	Colorado Springs, Colorado

1	655 Space Center Drive	Colorado Springs East	Patriot Park	2008	M	103,970
2	985 Space Center Drive	Colorado Springs East	Patriot Park	1989	M	102,812
	565 Space Center Drive	Colorado Springs East	Patriot Park		M		89,773
3	745 Space Center Drive	Colorado Springs East	Patriot Park	2006	M	51,500
4	980 Technology Court	Colorado Springs East	Patriot Park	1995	S	33,190
5	525 Babcock Road	Colorado Springs East	Patriot Park	1967	S	14,000
						305,472	89,773

1	1055 North Newport Road	Colorado Springs East	Aerotech Commerce Park	2007-2008	M	59,763

1	3535 Northrop Grumman Point	Colorado Springs East	Colorado Springs Airport	2008	M	124,305

1	1670 North Newport Road	Colorado Springs East		1986-1987	M	67,500
2	1915 Aerotech Drive	Colorado Springs East		1985	S	37,946
3	1925 Aerotech Drive	Colorado Springs East		1985	S	37,946
						143,392	—

1	10807 New Allegiance Drive	I-25 North Corridor	InterQuest Office		M	33,809	111,914
2	12515 Academy Ridge View	I-25 North Corridor	InterQuest Office		M	60,714
3	9965 Federal Drive	I-25 North Corridor	InterQuest Office	1983/2007	M	74,749
	9945 Federal Drive	I-25 North Corridor	InterQuest Office		S		73,940
4	9950 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	66,222
5	9925 Federal Drive	I-25 North Corridor	InterQuest Office		S	53,745
6	9960 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	46,948
						336,187	185,854

1	5775 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	109,678
2	5725 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	108,976
3	5755 Mark Dabling Boulevard	Colorado Springs Northwest		1989	M	105,997
						324,651	—

19	Total Colorado Springs, Colorado					1,293,770	275,627

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - June 30, 2009 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	228,179

1	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,355

1	110 Thomas Johnson Drive	Frederick		1987/1999	M	121,201

1	45 West Gude Drive	Rockville		1987	M	108,588
2	15 West Gude Drive	Rockville		1986	M	106,694
						215,282	—

5	Total Suburban Maryland					694,017	—

	Suburban Baltimore

1	11311 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1984/1994	M	215,364
2	200 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1987	M	127,196
3	226 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1980	M	98,640
4	201 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1982	M	78,461
5	11011 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1974	M	57,550
6	216 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1988/2001	M	36,003
7	222 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	28,747
8	224 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	27,376
9	11101 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1976	S	24,232
						693,569	—

1	10150 York Road	Hunt Valley/Rte 83 Corridor		1985	M	178,286
2	9690 Deereco Road	Hunt Valley/Rte 83 Corridor		1988	M	134,268
3	375 West Padonia Road	Hunt Valley/Rte 83 Corridor		1986	M	110,378
						422,932	—

1	7210 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1972	S	83,435
2	7152 Windsor Boulevard	Baltimore County Westside	Rutherford Business Center	1986	S	57,855
3	21 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981/1995	M	56,714
4	7125 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	M	50,604
5	7104 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	M	30,257
6	17 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,619
7	15 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,568
8	7127 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,630
9	7129 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,075
10	7108 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	9,018
11	7102 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,879
12	7106 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,858
13	7131 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	7,453
						364,965	—

1	502 Washington Avenue	Towson		1984	M	91,081
2	102 West Pennsylvania Avenue	Towson		1968/2001	M	49,091
3	100 West Pennsylvania Avenue	Towson		1952/1989	M	18,715
4	109-111 Allegheny Avenue	Towson		1971	M	18,431
						177,318	—

29	Subtotal (continued on next page)					1,658,784	—

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - June 30, 2009 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

29	Subtotal (continued from prior page)					1,658,784	—

1	4940 Campbell Boulevard	White Marsh	Campbell Corporate Center	1990	M	49,888

1	8140 Corporate Drive	White Marsh	Corporate Place	2003	M	76,116
2	8110 Corporate Drive	White Marsh	Corporate Place	2001	M	75,687
						151,803	—

1	9910 Franklin Square Drive	White Marsh	Franklin Ridge	2005	S	56,271
2	9920 Franklin Square Drive	White Marsh	Franklin Ridge	2006	S	43,574
3	9930 Franklin Square Drive	White Marsh	Franklin Ridge	2001	S	39,750
4	9900 Franklin Square Drive	White Marsh	Franklin Ridge	1999	S	33,912
5	9940 Franklin Square Drive	White Marsh	Franklin Ridge	2000	S	32,293
						205,800	—

1	8020 Corporate Drive	White Marsh	McLean Ridge	1997	S	51,600
2	8094 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	50,812
3	8098 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	47,680
4	8010 Corporate Drive	White Marsh	McLean Ridge	1998	S	38,778
						188,870	—

1	5325 Nottingham Ridge Road	White Marsh	Nottingham Ridge	2002	S	36,626

1	7941-7949 Corporate Drive	White Marsh	Tyler Ridge	1996	S	57,600
2	8007 Corporate Drive	White Marsh	Tyler Ridge	1995	S	43,068
3	8019 Corporate Drive	White Marsh	Tyler Ridge	1990	S	33,274
4	8013 Corporate Drive	White Marsh	Tyler Ridge	1990	S	30,003
5	8003 Corporate Drive	White Marsh	Tyler Ridge	1999	S	18,327
6	8015 Corporate Drive	White Marsh	Tyler Ridge	1990	S	16,610
7	8023 Corporate Drive	White Marsh	Tyler Ridge	1990	S	9,486
						208,368	—

1	5020 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	44,362
2	5024 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	33,858
3	5026 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	30,868
4	5022 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	27,358
						136,446	—

1	10001 Franklin Square Drive	White Marsh	White Marsh Commerce Center	1997	S	217,714

1	8114 Sandpiper Circle	White Marsh	White Marsh Health Center	1986	S	45,008

1	4979 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1985	S	50,498
2	4969 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1983	S	47,574
						98,072	—

1	7939 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1984	M	28,110
2	8133 Perry Hall Boulevard	White Marsh	White Marsh Professional Center	1988	M	27,860
3	7923 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1985	M	24,054
						80,024	—

1	8031 Corporate Drive	White Marsh		1988/2004	S	66,000
2	8615 Ridgely’s Choice Drive	White Marsh		2005	M	37,840
3	8029 Corporate Drive	White Marsh		1988/2004	S	25,000
						128,840	—

63	Total Suburban Baltimore					3,206,243	—

243	TOTAL WHOLLY-OWNED PORTFOLIO					18,739,620	539,792

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - June 30, 2009

Joint Venture Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Unconsolidated Joint Venture Properties

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	65,415
						144,871	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,500
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,921
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,680	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	32,309
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						117,212	—

16	Total Greater Harrisburg					671,763	—

16	Total Unconsolidated Joint Venture Properties					671,763	—

	Consolidated Joint Venture Properties

	Suburban Maryland

1	5825 University Research Court	College Park	M Square Business Park	2008	M	116,083	—
	5850 University Research Court	College Park	M Square Business Park		M		123,464
						116,083	123,464

1	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,866

	Total Suburban Maryland					171,949	123,464

	Baltimore/Washington Corridor

	7468 Candlewood Road	BWI Airport	Baltimore Commons	1979/1982	M		356,000

1	7740 Milestone Parkway	BWI Airport	Arundel Preserve		M	8,626	139,504

	Total Baltimore/Washington Corridor					8,626	495,504

3	Total Consolidated Joint Venture Properties					180,575	618,968

19	TOTAL JOINT VENTURE PORTFOLIO					852,338	618,968

The S or M notation indicates single story or multi-story building, respectively.

Property Occupancy Rates by Region by Quarter

Wholly Owned Properties

	Baltimore /				St. Mary’s &
	Washington	Northern	Suburban	Suburban	King George	Colorado	San	Greater	Central		Total
	Corridor	Virginia	Baltimore	Maryland	Counties	Springs	Antonio	Philadelphia	New Jersey	Other	Portfolio

June 30, 2009

Number of Buildings	106	15	63	5	18	19	5	4	2	6	243
Rentable Square Feet	7,992,471	2,616,302	3,206,243	694,017	824,137	1,293,770	640,061	960,349	201,200	311,070	18,739,620
Occupied %	92.99%	94.70%	82.13%	92.78%	97.52%	92.97%	100.00%	100.00%	100.00%	99.29%	92.34%
Leased %	93.54%	97.40%	83.32%	92.78%	99.12%	93.12%	100.00%	100.00%	100.00%	99.29%	93.23%

March 31, 2009

Number of Buildings	105	15	63	5	18	17	5	4	2	6	240
Rentable Square Feet	7,860,050	2,616,830	3,206,204	694,017	824,137	1,189,223	640,061	960,349	201,200	311,070	18,503,141
Occupied %	93.26%	95.80%	82.67%	97.43%	95.13%	94.31%	100.00%	100.00%	100.00%	99.29%	92.85%
Leased %	93.80%	98.34%	84.38%	97.43%	97.21%	95.37%	100.00%	100.00%	100.00%	99.29%	93.89%

December 31, 2008

Number of Buildings	104	15	63	5	18	17	5	4	2	5	238
Rentable Square Feet	7,834,175	2,609,030	3,207,050	690,619	824,137	1,189,232	640,061	960,349	201,200	306,090	18,461,943
Occupied %	93.35%	97.36%	83.14%	97.72%	95.17%	94.26%	100.00%	100.00%	100.00%	100.00%	93.21%
Leased %	93.74%	97.40%	85.01%	97.72%	96.07%	94.26%	100.00%	100.00%	100.00%	100.00%	93.74%

September 30, 2008

Number of Buildings	103	14	63	5	18	17	5	4	2	4	235
Rentable Square Feet	7,830,380	2,471,993	3,205,153	694,476	824,137	1,189,023	600,643	960,349	201,200	305,226	18,282,580
Occupied %	92.38%	99.20%	84.28%	97.18%	93.48%	95.30%	100.00%	100.00%	100.00%	100.00%	93.17%
Leased %	93.33%	99.34%	87.81%	97.18%	95.31%	95.30%	100.00%	100.00%	100.00%	100.00%	94.29%

June 30, 2008

Number of Buildings	103	14	63	5	18	16	5	4	2	4	234
Rentable Square Feet	7,824,771	2,466,923	3,205,931	690,575	824,137	1,144,724	600,643	960,349	201,200	305,226	18,224,479
Occupied %	92.48%	99.34%	85.49%	97.58%	92.98%	94.90%	100.00%	100.00%	100.00%	100.00%	93.40%
Leased %	93.35%	99.34%	87.16%	97.73%	95.26%	95.32%	100.00%	100.00%	100.00%	100.00%	94.20%

Property Occupancy Rates by Region by Quarter

Joint Venture Properties

	Unconsolidated	Consolidated
	Greater	Baltimore/Wash	Suburban	Northern	Total
	Harrisburg	Corridor	Maryland	Virginia	Portfolio

June 30, 2009

Number of Buildings	16	1	2	—	19
Rentable Square Feet	671,763	8,626	171,949	—	852,338
Occupied %	86.21%	100.00%	65.62%	0.00%	82.20%
Leased %	86.21%	100.00%	65.62%	0.00%	82.20%

March 31, 2009

Number of Buildings	16	1	2	—	19
Rentable Square Feet	671,759	8,626	171,949	—	852,334
Occupied %	87.06%	100.00%	65.62%	0.00%	82.86%
Leased %	87.54%	100.00%	65.62%	0.00%	82.86%

December 31, 2008

Number of Buildings	16	—	2	—	18
Rentable Square Feet	671,759	—	97,366	—	769,125
Occupied %	89.38%	—	94.79%	0.00%	90.07%
Leased %	89.88%	—	94.79%	0.00%	90.50%

September 30, 2008

Number of Buildings	16	—	2	1	19
Rentable Square Feet	671,759	—	97,366	78,171	847,296
Occupied %	89.90%	—	90.68%	100.00%	90.92%
Leased %	90.40%	—	94.79%	100.00%	91.79%

June 30, 2008

Number of Buildings	16	—	2	1	19
Rentable Square Feet	671,759	—	97,366	78,171	847,296
Occupied %	89.88%	—	86.32%	100.00%	90.41%
Leased %	89.88%	—	86.32%	100.00%	90.41%

Reconciliation of Wholly Owned Properties to Entire

Portfolio as of June 30, 2008

		Square
	Count	Feet	Occupied %	Leased %

Wholly Owned Properties	243	18,739,620	92.34%	93.23%
Add: Consolidated Joint Venture Properties	3	180,575	67.26%	67.26%
Subtotal	246	18,920,195	92.10%	92.99%
Add: Unconsolidated Joint Venture Properties	16	671,763	86.21%	86.21%
Entire Portfolio	262	19,591,958	91.90%	92.75%

Top Twenty Office Tenants of Wholly Owned Properties as of June 30, 2009 (1)

(Dollars in thousands)

				Percentage of	Total	Percentage	Weighted
			Total	Total	Annualized	of Total	Average
		Number of	Occupied	Occupied	Rental	Annualized Rental	Remaining
Tenant		Leases	Square Feet	Square Feet	Revenue (2) (3)	Revenue	Lease Term (4)

United States of America	(5)	66	2,583,040	14.9%	69,134	17.3%	6.0
Northrop Grumman Corporation	(6)	15	1,135,594	6.6%	29,119	7.3%	6.9
Booz Allen Hamilton, Inc.		8	710,692	4.1%	20,968	5.2%	5.6
Computer Sciences Corporation	(6)	4	454,645	2.6%	12,371	3.1%	2.0
L-3 Communications Holdings, Inc.	(6)	5	267,354	1.5%	9,863	2.5%	4.8
Unisys Corporation	(7)	5	760,145	4.4%	9,097	2.3%	4.3
General Dynamics Corporation	(6)	10	293,329	1.7%	8,111	2.0%	1.1
Wells Fargo & Company	(6)	6	215,760	1.2%	7,583	1.9%	8.8
Aerospace Corporation	(6)	3	245,598	1.4%	7,569	1.9%	5.6
ITT Corporation	(6)	9	290,312	1.7%	6,859	1.7%	5.3
AT&T Corporation	(6)	8	306,988	1.8%	5,903	1.5%	4.0
Comcast Corporation	(6)	11	306,123	1.8%	5,854	1.5%	4.3
Integral Systems, Inc.	(6)	4	240,846	1.4%	5,675	1.4%	10.5
The Boeing Company	(6)	4	143,480	0.8%	4,394	1.1%	4.2
Ciena Corporation		4	229,848	1.3%	4,346	1.1%	3.9
The Johns Hopkins Institutions	(6)	4	128,827	0.7%	3,205	0.8%	7.3
BAE Systems PLC	(6)	7	212,339	1.2%	3,201	0.8%	3.4
Science Applications International Corp.	(6)	9	137,142	0.8%	3,127	0.8%	0.4
Merck & Co., Inc. (Unisys)	(6) (7)	2	225,900	1.3%	2,722	0.7%	3.1
Magellan Health Services, Inc.		2	113,727	0.7%	2,681	0.7%	2.1

Subtotal Top 20 Office Tenants		186	9,001,689	52.0%	221,781	55.4%	5.4
All remaining tenants		777	8,302,030	48.0%	178,214	44.6%	3.7
Total/Weighted Average		963	17,303,719	100.0%	$399,995	100.0%	4.7

(1)	Table excludes owner occupied leasing activity which represents 155,433 square feet with a weighted average remaining lease term of 6.1 years as of June 30, 2009.
(2)	Total Annualized Rental Revenue is the monthly contractual base rent as of June 30, 2009, multiplied by 12, plus the estimated annualized expense reimbursements under existing office leases.
(3)	Order of tenants is based on Annualized Rent.
(4)	The weighting of the lease term was computed using Total Rental Revenue.
(5)	Many of our government leases are subject to early termination provisions which are customary to government leases.
The weighted average remaining lease term was computed assuming no exercise of such early termination rights.
(6)	Includes affiliated organizations or agencies.
(7)	Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys’ 960,349 leased rentable square feet in our Greater Philadelphia region.

Real Estate Revenues from Continuing and Discontinued Operations

(Dollars in thousands)

	For the Six Months Ended June 30,
	2009	2008

Office Properties:

Baltimore/Washington Corridor	$99,123	$92,003
Northern Virginia	41,570	37,931
Suburban Baltimore	27,621	27,412
Suburban Maryland	10,216	9,491
Colorado Springs	10,681	8,863
St. Mary’s and King George Counties	6,888	6,294
San Antonio	6,492	3,907
Greater Philadelphia	5,013	5,012
Central New Jersey	1,222	1,338
Other	5,595	4,834
Subtotal	214,421	197,085
Eliminations / other	(1,859)	(1,782)

Real estate revenues from cont. and discont. operations	$212,562	$195,303

NOI by Geographic Region

(Dollars in thousands)

	For the Six Months Ended June 30,
	2009	2008
Office Properties:

Baltimore/Washington Corridor	$62,987	$60,102
Northern Virginia	26,198	23,692
Suburban Baltimore	15,101	15,398
Suburban Maryland	6,127	6,240
Colorado Springs	7,650	5,543
St. Mary’s and King George Counties	5,224	4,805
San Antonio	4,692	3,031
Greater Philadelphia	4,914	4,908
Central New Jersey	1,139	1,091
Other	3,897	3,181
Subtotal	137,929	127,991
Eliminations / other	(1,562)	(1,385)

NOI	$136,367	$126,606

Real Estate Revenues from Continuing and Discontinued Operations by Quarter

(Dollars in thousands)

	2009		2008
	June 30	March 31	December 31	September 30	June 30

Office Properties:

Baltimore/Washington Corridor	$49,531	$49,592	$48,317	$46,139	$46,426
Northern Virginia	19,211	22,359	19,563	19,523	18,927
Suburban Baltimore	13,793	13,828	13,475	13,912	13,502
Suburban Maryland	5,179	5,037	4,889	4,966	4,907
Colorado Springs	5,803	4,878	5,897	5,612	4,691
St. Mary’s and King George Counties	3,478	3,410	3,317	3,328	3,134
San Antonio	3,547	2,945	2,763	2,641	1,999
Greater Philadelphia	2,507	2,506	2,506	2,507	2,506
Central New Jersey	601	621	638	591	586
Other	2,897	2,698	3,099	2,775	2,257
Subtotal	106,547	107,874	104,464	101,994	98,935
Eliminations / other	(829)	(1,030)	(865)	(905)	(904)

Real estate revenues from cont. and discont. operations	$105,718	$106,844	$103,599	$101,089	$98,031

NOI by Geographic Region by Quarter

(Dollars in thousands)

	2009		2008
	June 30	March 31	December 31	September 30	June 30

Office Properties:

Baltimore/Washington Corridor	$32,037	$30,950	$31,208	$29,676	$30,740
Northern Virginia	11,701	14,497	11,801	12,005	11,672
Suburban Baltimore	7,975	7,126	7,503	7,918	7,811
Suburban Maryland	3,149	2,978	3,036	2,968	3,320
Colorado Springs	4,085	3,565	3,791	3,753	2,953
St. Mary’s and King George Counties	2,686	2,538	2,417	2,471	2,387
San Antonio	2,584	2,108	1,909	1,945	1,556
Greater Philadelphia	2,506	2,408	2,451	2,464	2,466
Central New Jersey	554	585	599	533	548
Other	2,024	1,873	2,299	2,039	1,343
Subtotal	69,301	68,628	67,014	65,772	64,796
Eliminations / other	(745)	(817)	(201)	(549)	(733)

NOI	$68,556	$67,811	$66,813	$65,223	$64,063

Same Office Property Cash NOI by Year to Date Period

(Dollars in thousands)

	Six Months Ended June 30,
	2009	2008

Office Properties: (1)

Baltimore/Washington Corridor	$60,096	$57,331
Northern Virginia	26,491	22,364
Suburban Baltimore	14,196	14,337
Suburban Maryland	5,605	5,433
Colorado Springs	4,570	4,463
St. Mary’s and King George Counties	5,029	4,712
San Antonio	180	64
Greater Philadelphia	5,466	5,353
Central New Jersey	1,136	1,082
Other	3,762	3,223
Total Office Properties	$126,531	$118,362
Less: Lease termination fees, gross	(4,218)	(158)
Same office property cash NOI, excluding gross lease termination fees	$122,313	$118,204

Same Office Property GAAP NOI by Year

(Dollars in thousands)

	Six Months Ended June 30,
	2009	2008

Office Properties: (1)

Baltimore/Washington Corridor	$60,797	$59,427
Northern Virginia	25,981	23,212
Suburban Baltimore	15,220	15,309
Suburban Maryland	5,894	5,883
Colorado Springs	4,716	4,673
St. Mary’s and King George Counties	5,228	4,808
San Antonio	194	81
Greater Philadelphia	4,919	4,915
Central New Jersey	1,147	1,119
Other	4,319	3,791
Total Office Properties	$128,415	$123,218

GAAP net operating income for same office properties	$128,415	$123,218
Less: Straight-line rent adjustments	(1,229)	(4,123)
Less: Amortization of deferred market rental revenue	(655)	(733)
Same office property cash NOI	$126,531	$118,362
Less: Lease termination fees, gross	(4,218)	(158)
Same office property cash NOI, excluding gross lease termination fees	$122,313	$118,204

(1)	Same office properties represent buildings owned and 100% operational since January 1, 2008. Amounts reported do not include the effects of eliminations.

Same Office Property Cash NOI by Quarter

(Dollars in thousands)

	2009		2008
	June 30	March 31	December 31	September 30	June 30

Office Properties: (1)

Baltimore/Washington Corridor	$31,031	$30,375	$30,465	$28,853	$29,739
Northern Virginia	11,440	15,051	11,468	11,235	11,055
Suburban Baltimore	7,587	6,608	7,187	7,344	7,271
Suburban Maryland	2,896	2,709	2,652	2,852	2,754
Colorado Springs	2,786	2,720	2,534	2,660	2,515
St. Mary’s and King George Counties	2,556	2,474	2,329	2,400	2,352
San Antonio	155	26	25	27	22
Greater Philadelphia	2,783	2,683	2,725	2,739	2,688
Central New Jersey	553	583	595	525	535
Other	1,895	1,853	2,090	1,895	1,489
Total Office Properties	$63,682	$65,082	$62,070	$60,530	$60,420
Less: Lease termination fees, gross	(558)	(3,660)	(201)	(209)	(59)
Same Office Property Cash NOI, excluding gross lease termination fees	$63,124	$61,422	$61,869	$60,321	$60,361

Same Office Property GAAP NOI by Quarter

(Dollars in thousands)

	2009		2008
	June 30	March 31	December 31	September 30	June 30

Office Properties: (1)

Baltimore/Washington Corridor	$31,311	$30,863	$31,391	$29,690	$30,808
Northern Virginia	11,579	14,401	11,594	11,811	11,418
Suburban Baltimore	8,032	7,188	7,533	7,964	7,779
Suburban Maryland	3,034	2,861	2,835	3,037	2,963
Colorado Springs	2,923	2,784	2,610	2,750	2,638
St. Mary’s and King George Counties	2,688	2,539	2,418	2,472	2,388
San Antonio	162	32	31	34	31
Greater Philadelphia	2,510	2,410	2,452	2,465	2,469
Central New Jersey	558	589	600	539	554
Other	2,191	2,128	2,463	2,235	1,748

Total Office Properties	$64,988	$65,795	$63,927	$62,997	$62,796

GAAP net operating income for same office properties	$64,988	$65,795	$63,927	$62,997	$62,796
Less: Straight-line rent adjustments	(860)	(504)	(1,421)	(2,083)	(2,014)
Less: Amortization of deferred market rental revenue	(446)	(209)	(436)	(384)	(362)
Same office property cash NOI	$63,682	$65,082	$62,070	$60,530	$60,420
Less: Lease termination fees, gross	(558)	(3,660)	(201)	(209)	(59)
Same office property cash NOI, excluding gross lease termination fees	$63,124	$61,422	$61,869	$60,321	$60,361

(1)	Same office properties represent buildings owned and 100% operational for a minimum of five reporting quarters. Amounts reported do not include the effects of eliminations.

Average Occupancy Rates by Region for Same Office Properties for Quarter (1)

					St.Mary’s
	Baltimore /				and King
	Washington	Northern	Suburban	Suburban	George	Colorado	San	Greater	Central		Total
	Corridor	Virginia	Baltimore	Maryland	Counties	Springs	Antonio	Philadelphia	New Jersey	Other	Office

2nd Quarter 2009 Average

Number of Buildings	102	14	63	6	18	14	1	4	2	4	228
Rentable Square Feet	7,823,805	2,471,817	3,206,205	749,883	824,137	917,227	8,674	960,349	201,200	308,685	17,471,982
Percent Occupied	92.64%	97.64%	82.53%	95.51%	97.21%	92.85%	100.00%	100.00%	100.00%	99.28%	92.45%

1st Quarter 2009 Average

Number of Buildings	102	14	63	6	18	14	1	4	2	4	228
Rentable Square Feet	7,824,201	2,471,993	3,206,596	747,618	824,137	917,227	8,674	960,349	201,200	306,793	17,468,788
Percent Occupied	93.31%	98.25%	82.85%	97.13%	95.15%	92.62%	100.00%	100.00%	100.00%	99.72%	92.86%

4th Quarter 2008 Average

Number of Buildings	102	14	63	6	18	14	1	4	2	4	228
Rentable Square Feet	7,825,205	2,471,993	3,206,476	746,456	824,137	917,236	8,674	960,349	201,200	305,226	17,466,952
Percent Occupied	93.28%	99.60%	82.64%	97.09%	94.41%	93.30%	100.00%	100.00%	100.00%	100.00%	93.00%

3rd Quarter 2008 Average

Number of Buildings	102	14	63	6	18	14	1	4	2	4	228
Rentable Square Feet	7,823,402	2,470,303	3,206,439	747,741	824,137	916,642	8,674	960,349	201,200	305,226	17,464,113
Percent Occupied	92.34%	99.29%	84.98%	96.23%	93.78%	94.01%	100.00%	100.00%	100.00%	100.00%	92.94%

2nd Quarter 2008 Average

Number of Buildings	102	14	63	6	18	14	1	4	2	4	228
Rentable Square Feet	7,821,082	2,466,923	3,213,666	746,441	824,319	916,449	8,674	960,349	201,200	305,226	17,464,329
Percent Occupied	91.92%	99.34%	84.80%	95.98%	92.83%	93.54%	100.00%	100.00%	100.00%	100.00%	92.64%

(1)	Same office properties represent buildings owned and 100% operational for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year for Wholly Owned Properties

As of June 30, 2009 (1)

							Total
					Total Annualized	Percentage	Annual. Rental
		Square			Rental	of Total	Revenue of
Year and Region	Number	Footage	Percentage of	Percentage of	Revenue of	Annualized Rental	Expiring Leases
of Lease	of Leases	of Leases	Annual Occupied	Total Occupied	Expiring	Revenue	per Occupied
Expiration (2)	Expiring	Expiring	Square Feet	Square Feet	Leases (3)	Expiring	Square Foot
					(000’s)

Baltimore/Washington Corridor	52	882,469	48.3%	5.1%	$16,574	4.1%	$18.78
Northern Virginia	7	145,356	8.0%	0.8%	4,057	1.0%	27.91
Suburban Baltimore	33	237,583	13.0%	1.4%	4,779	1.2%	20.12
Suburban Maryland	4	57,482	3.1%	0.3%	1,885	0.5%	32.79
St. Mary’s and King George Cos.	6	97,458	5.3%	0.6%	1,451	0.4%	14.88
Greater Philadelphia	1	292,793	16.0%	1.7%	2,986	0.7%	10.20
Colorado Springs	8	114,107	6.2%	0.7%	2,314	0.6%	20.28
Other	1	864	0.0%	0.0%	4	0.0%	4.75
2009	112	1,828,112	100.0%	10.6%	34,051	8.5%	18.63

Baltimore/Washington Corridor	72	949,916	39.4%	5.5%	23,574	5.9%	24.82
Northern Virginia	20	587,993	24.4%	3.4%	15,314	3.8%	26.05
Suburban Baltimore	59	239,719	10.0%	1.4%	5,471	1.4%	22.82
Suburban Maryland	4	184,522	7.7%	1.1%	3,685	0.9%	19.97
St. Mary’s and King George Cos.	11	176,877	7.3%	1.0%	2,886	0.7%	16.32
Greater Philadelphia	1	239,637	9.9%	1.4%	2,444	0.6%	10.20
Colorado Springs	5	22,160	0.9%	0.1%	478	0.1%	21.59
Other	3	7,612	0.3%	0.0%	128	0.0%	16.82
2010	175	2,408,436	100.0%	13.9%	53,982	13.5%	22.41

Baltimore/Washington Corridor	54	905,601	50.0%	5.2%	20,207	5.1%	22.31
Northern Virginia	10	89,964	5.0%	0.5%	2,865	0.7%	31.84
Suburban Baltimore	73	496,756	27.4%	2.9%	10,342	2.6%	20.82
Suburban Maryland	8	51,605	2.8%	0.3%	1,501	0.4%	29.08
St. Mary’s and King George Cos.	8	73,571	4.1%	0.4%	1,222	0.3%	16.60
Colorado Springs	9	195,451	10.8%	1.1%	3,463	0.9%	17.72
2011	162	1,812,948	100.0%	10.5%	39,600	9.9%	21.84

Baltimore/Washington Corridor	45	1,182,247	44.1%	6.8%	30,754	7.7%	26.01
Northern Virginia	17	129,475	4.8%	0.7%	3,940	1.0%	30.43
Suburban Baltimore	52	671,932	25.1%	3.9%	12,607	3.2%	18.76
Suburban Maryland	4	42,511	1.6%	0.2%	1,110	0.3%	26.12
St. Mary’s and King George Cos.	10	280,709	10.5%	1.6%	5,097	1.3%	18.16
Greater Philadelphia	1	219,065	8.2%	1.3%	2,565	0.6%	11.71
Colorado Springs	8	76,488	2.9%	0.4%	1,628	0.4%	21.28
San Antonio	2	78,359	2.9%	0.5%	1,419	0.4%	18.11
Other	1	1,521	0.1%	0.0%	23	0.0%	15.00
2012	140	2,682,307	100.0%	15.5%	59,143	14.8%	22.05

Baltimore/Washington Corridor	54	1,110,270	60.3%	6.4%	32,472	8.1%	29.25
Northern Virginia	7	104,339	5.7%	0.6%	3,024	0.8%	28.99
Suburban Baltimore	36	403,926	21.9%	2.3%	7,415	1.9%	18.36
Suburban Maryland	2	7,066	0.4%	0.0%	204	0.1%	28.87
St. Mary’s and King George Cos.	8	106,330	5.8%	0.6%	1,743	0.4%	16.39
Colorado Springs	4	105,491	5.7%	0.6%	2,221	0.6%	21.05
Other	1	3,014	0.2%	0.0%	—	0.0%	0.00
2013	112	1,840,436	100.0%	10.6%	47,079	11.8%	25.58

Baltimore/Washington Corridor	96	2,384,357	35.7%	13.8%	65,383	16.3%	27.42
Northern Virginia	28	1,416,378	21.2%	8.2%	44,721	11.2%	31.57
Suburban Baltimore	63	563,301	8.4%	3.3%	11,060	2.8%	19.63
Suburban Maryland	15	300,734	4.5%	1.7%	6,738	1.7%	22.40
St. Mary’s and King George Cos.	12	62,871	0.9%	0.4%	1,314	0.3%	20.91
Greater Philadelphia	2	208,854	3.1%	1.2%	3,129	0.8%	14.98
Colorado Springs	16	683,746	10.2%	4.0%	12,185	3.0%	17.82
San Antonio	4	561,702	8.4%	3.2%	9,964	2.5%	17.74
Central New Jersey	2	201,200	3.0%	1.2%	2,340	0.6%	11.63
Other	2	295,842	4.4%	1.7%	8,687	2.2%	29.36
Thereafter	240	6,678,985	100.0%	38.6%	165,521	41.4%	24.78

Other (4)	22	52,495	100.0%	0.3%	692	0.2%	13.18

Total / Average	963	17,303,719		100.0%	$400,066	100.0%	$23.12

NOTE:  As of June 30, 2009, the weighted average lease term for the wholly owned properties is 4.7 years.

(1)	This expiration analysis includes the effect of early renewals completed on existing leases but excludes the effect of new tenant leases on 168,039 square feet yet to commence as of June 30, 2009.

(2)

Many of our government leases are subject to certain early termination provisions which are customary to government leases. The year of lease expiration was computed assuming no exercise of such early termination rights.

(3)	Total Annualized Rental Revenue is the monthly contractual base rent as of June 30, 2009 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(4)

Other consists primarily of amenities, including cafeterias, concierge offices and property management space. In addition, month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line as the exact expiration date is unknown.

Quarterly Office Renewal Analysis for Wholly Owned Properties as of June 30, 2009

	Baltimore/ Washington Corridor	Northern Virginia	Suburban Baltimore	Suburban Maryland	St. Mary’s and King George Counties	Colorado Springs	Other	Total Office

Quarter Ended June 30, 2009:

Expiring Square Feet	369,803	48,747	102,807	110,299	34,562	48,681	—	714,899
Vacated Square Feet	68,522	37,795	70,103	36,143	3,506	—	—	216,069
Renewed Square Feet	301,281	10,952	32,704	74,156	31,056	48,681		498,830
Retention Rate (% based upon square feet)	81.47%	22.47%	31.81%	67.23%	89.86%	100.00%	0.00%	69.78%

Renewed Space Only:
Average Committed Cost per Square Foot	$8.41	$17.23	$3.63	$3.62	$23.39	$17.69	$—	$9.42
Weighted Average Lease Term in years	3.3	5.0	2.9	5.0	5.0	6.0	—	3.9

Change in Total Rent - GAAP	10.41%	71.54%	-5.36%	4.93%	31.39%	11.99%	0.00%	10.65%
Change in Total Rent - Cash	-0.35%	30.40%	-15.09%	-3.95%	16.21%	2.10%	0.00%	-0.23%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$9.28	$16.41	$8.96	$3.62	$24.47	$17.69	$—	$10.79
Weighted Average Lease Term in years	3.3	4.1	4.5	5.0	5.0	6.0	—	4.0

Change in Total Rent - GAAP	8.48%	-6.92%	8.82%	4.93%	21.93%	11.99%	—	7.89%
Change in Total Rent - Cash	-1.08%	-14.75%	-20.18%	-3.95%	6.14%	2.10%	0.00%	-3.72%

Six Months Ended June 30, 2009:

Expiring Square Feet	628,666	52,965	180,896	113,224	63,494	66,519	1,466	1,107,230
Vacated Square Feet	89,358	37,795	110,324	36,143	11,452	—	—	285,072
Renewed Square Feet	539,308	15,170	70,572	77,081	52,042	66,519	1,466	822,158
Retention Rate (% based upon square feet)	85.79%	28.64%	39.01%	68.08%	81.96%	100.00%	100.00%	74.25%

Renewed Space Only:
Average Committed Cost per Square Foot	$5.88	$13.26	$3.66	$3.66	$14.99	$14.01	$—	$6.84
Weighted Average Lease Term in years	3.2	4.4	3.8	4.9	3.7	5.9	—	3.7

Change in Total Rent - GAAP	9.41%	35.25%	-6.29%	4.79%	19.71%	12.93%	32.72%	8.88%
Change in Total Rent - Cash	1.36%	11.93%	-13.85%	-3.67%	10.97%	1.50%	32.72%	0.38%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$7.11	$15.23	$10.18	$3.66	$15.89	$12.28	$—	$8.71
Weighted Average Lease Term in years	3.3	4.0	4.6	4.9	4.3	5.8	—	3.9

Change in Total Rent - GAAP	8.54%	-7.55%	3.50%	4.79%	12.17%	10.96%	32.72%	6.36%
Change in Total Rent - Cash	1.01%	-15.05%	-19.60%	-3.67%	-2.77%	1.16%	32.72%	-2.90%

Notes:	No renewal or retenanting activity transpired in our San Antonio, Central New Jersey or Greater Philadelphia regions.
Activity is exclusive of owner occupied space and leases with less than a one-year term.
Expiring square feet includes early renewals and excludes leases terminated greater than 12 months prior to lease expiration.

Year to Date Wholly Owned Acquisition Summary as of June 30, 2009 (1)

(Dollars in thousands)

	Submarket	Acquisition Date	Building Count	Square Feet at 6/30/09	Occupancy Percentage at Acquisition	Contractual Purchase Price

12515 Academy Ridge	Colorado Springs Northeast	6/26/2009	1	60,714	100.0%	$12,500

Total			1	60,714		$12,500

(1)  Includes operational buildings only.

Development Summary as of June 30, 2009

(Dollars in thousands)

			Wholly						Actual or
			Owned	Total					Anticipated
			or Joint	Rentable		Anticipated			Construction	Anticipated
			Venture	Square	Percentage	Total	Cost	Outstanding	Completion	Operational
Property and Location		Submarket	(JV)	Feet	Leased	Cost (1)	to date	Loan	Date (2)	Date (3)

Under Construction

5850 University Research Court
College Park, Maryland		College Park	JV	123,464	100%	$25,702	$21,343	—	4Q 09	1Q 10

324 Sentinel Way (324 NBP)
Annapolis Junction, Maryland		BWI Airport	Owned	125,129	0%	27,732	11,224	—	1Q 10	3Q 10

8000 Potranco Road		San Antonio
San Antonio, Texas		Northwest	Owned	125,005	0%	24,099	9,407	—	2Q 10	4Q 10

8030 Potranco Road		San Antonio
San Antonio, Texas		Northwest	Owned	125,005	0%	24,099	10,814	—	2Q 10	4Q 10

Subtotal Government				498,603	25%	$101,631	$52,788	$—
% of Total Drivers				38%

10807 New Allegiance Drive (Epic One)		I-25 North
Colorado Springs, Colorado		Corridor	Owned	145,723	23%	30,918	24,530	17,491	2Q 09	2Q 10

300 Sentinel Drive (300 NBP)
Annapolis Junction, Maryland		BWI Airport	Owned	186,063	39%	50,078	39,619	21,162	2Q 09	2Q 10

565 Space Center Drive (Patriot Park 7)		Colorado
Colorado Springs, Colorado		Springs East	Owned	89,773	0%	17,236	12,427	8,544	2Q 09	2Q 10

209 Research Boulevard		Harford
Aberdeen, Maryland		County	Owned	78,220	69%	18,351	3,100	—	2Q 10	2Q 11

Subtotal Defense Information Technology				499,779	21%	$116,583	$79,676	$47,197
% of Total Drivers				38%

7740 Milestone Parkway
Hanover, Maryland	(4)	BWI Airport	JV	148,130	6%	$35,478	$28,719	16,753	3Q 08	3Q 09

9945 Federal Drive (Hybrid I)		I-25 North
Colorado Springs, Colorado		Corridor	Owned	73,940	0%	12,329	8,637	5,797	3Q 08	3Q 09

Subtotal Market Demand				222,070	4%	$47,807	$37,356	$22,550
% of Total Drivers				17%

5520 Research Park Drive (UMBC)
Baltimore, Maryland		BWI Airport	Land Lease	105,964	26%	21,156	17,714	13,906	3Q 08	3Q 09

Subtotal Research Park				105,964	26%	$21,156	$17,714	$13,906
% of Total Drivers				8%

Total Under Construction				1,326,416	24%	$287,177	$187,534	$83,653

	% of Total	Total Rentable	Percentage
Regions	Regions	Square Feet	Leased
Baltimore/Washington Corridor	43%	565,286	19%
Suburban Maryland	15%	201,684	88%
Colorado Springs	23%	309,436	11%
San Antonio	19%	250,010	0%
Total Under Construction by Region	100%	1,326,416	24%

(1) Anticipated Total Cost includes land, construction and leasing costs.

(2) Actual or anticipated construction completion date is the estimated date of completion of the building shell.

(3) Anticipated operational date is the estimated date when leases have commenced on 100% of a property’s space or one year from the cessation of major construction activities.

(4) Although classified as “Under Construction,” 8,626 square feet are operational.

(5) Although classified as “Under Construction,” 43,721 square feet are operational.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology:  Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government:  Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America.  Excludes Government tenancy included in Defense Information Technology.

Market Demand:  Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.

Research Park:  Development opportunity created through specific research park relationship.

Development Summary as of June 30, 2009 (continued)

(Dollars in thousands)

		Wholly					Actual or
		Owned	Total				Anticipated
		or Joint	Rentable		Anticipated		Construction	Anticipated
		Venture	Square	Percentage	Total	Cost	Completion	Operational
Property and Location	Submarket	(JV)	Feet	Leased	Cost (1)	to date	Date (2)	Date (3)

Redevelopment

7468 Candlewood Road
Hanover, Maryland	BWI Airport	JV	356,000	0%	$43,554	$28,498	3Q 10	3Q 11

Total Redevelopment			356,000	0%	$43,554	$28,498

Under Development

316 Sentinel Way (316 NBP)
Annapolis Junction, Maryland	BWI Airport	Owned	125,000		$26,500	$3,297	4Q 10	4Q 11

Riverwood I & II
Columbia, Maryland	Howard Co. Perimeter	Owned	70,000		$17,100	$2,246	2Q 11	2Q 12

Subtotal Government			195,000		$43,600	$5,543
% of Total Drivers			26%

308 Sentinel Drive (308 NBP)
Annapolis Junction, Maryland	BWI Airport	Owned	150,843		$35,700	$4,853	4Q 10	4Q 11

North Gate Business Park (Lot C)
Aberdeen, Maryland	Harford County	Owned	78,650		19,000	1,989	3Q 10	3Q 11

North Gate Business Park (Lot E)
Aberdeen, Maryland	Harford County	Owned	120,000		27,500	1,584	1Q 11	1Q 12

Military Drive Business Park (Bldg A)
San Antonio, Texas	San Antonio Northwest	Owned	85,000		14,875	1,767	4Q 10	4Q 11

430 National Business Parkway
Annapolis Junction, Maryland	BWI Airport	Owned	110,000		27,500	3,700	1Q 11	1Q 12

Subtotal Defense Information Technology			544,493		$124,575	$13,893
% of Total Drivers			74%

Total Under Development			739,493		$168,175	$19,436

	% of Total	Total Rentable
Regions	Regions	Square Feet
Baltimore/Washington Corridor	62%	455,843
Suburban Maryland	27%	198,650
San Antonio	11%	85,000
Total Under Development by Region	100%	739,493

(1) Anticipated Total Cost includes land, construction and leasing costs.

(2) Actual or anticipated construction completion date is the estimated date of completion of the building shell.

(3) Anticipated operational date is the estimated date when leases have commenced on 100% of a property’s space or one year from the cessation of major construction activities.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology:  Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government:  Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America.  Excludes Government tenancy included in Defense Information Technology.

Market Demand:  Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.

Research Park:  Development opportunity created through a specific research park relationship.

Total Development Placed into Service as of June 30, 2009

(Dollars in thousands)

		Wholly	Total						Percentage of
		Owned or	Rentable	Development Square Feet Placed Into Service					Development Square
		Joint Venture	Square		Year 2009				Feet Placed Into
Property and Location	Submarket	(JV)	Feet	Year 2008	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Service Leased

5825 University Research Court
College Park, Maryland	College Park	JV	116,083	41,500	74,583	—	—	—	53%

7740 Milestone Parkway
Hanover, Maryland	BWI Airport	JV	148,130	—	8,626	—	—	—	100%

6721 Columbia Gateway Drive	Howard Co.
Columbia, Maryland	Perimeter	Owned	131,451	—	—	131,451	—	—	100%

10807 New Allegiance Drive (Epic One)	I-25 North
Colorado Springs, Colorado	Corridor	Owned	145,723	—	—	33,809	—	—	100%

9925 Federal Drive	I-25 North
Colorado Springs, Colorado	Corridor	Owned	53,745	43,721	—	10,024	—	—	91%

Total Development Placed Into Service			595,132	85,221	83,209	175,284	—	—	83%

Land Inventory as of June 30, 2009

			Non-Wholly Owned			Wholly Owned
					Developable		Developable
Location	Submarket	Status	Acres		Square Feet	Acres	Square Feet

National Business Park (Phase II)	BWI Airport	owned	—		—	16	345,000
National Business Park (Phase III)	BWI Airport	owned	—		—	173	1,367,000
1243 Winterson Road (AS 22)	BWI Airport	owned	—		—	2	30,000
940 Elkridge Landing Road (AS 7)	BWI Airport	owned	—		—	3	53,941
Arundel Preserve	BWI Airport	under contract/JV	56	up to	1,651,870	—	—
1460 Dorsey Road	BWI Airport	owned	—		—	6	60,000
Columbia Gateway Parcel T-11	Howard Co. Perimeter	owned	—		—	14	220,000
7125 Columbia Gateway Drive	Howard Co. Perimeter	owned	—		—	5	120,000
Total Baltimore / Washington Corridor			56		1,651,870	219	2,195,941

Westfields Corporate Center	Dulles South	owned	—		—	23	400,460
Westfields - Park Center	Dulles South	owned	—		—	33	674,163
Woodland Park	Herndon	owned	—		—	5	225,000
Total Northern Virginia			—		—	61	1,299,623

White Marsh	White Marsh	owned	—		—	152	1,692,000
37 Allegheny Avenue	Towson	owned	—		—	0.3	40,000
North Gate Business Park	Harford County	owned	—		—	39	500,500
Total Suburban Baltimore			—		—	191	2,232,500

110 Thomas Johnson Drive	Frederick	owned	—		—	6	170,000
Route 15 / Biggs Ford Road	Frederick	owned	—		—	107	1,000,000
Rockville Corporate Center	Rockville	owned	—		—	10	220,000
M Square Research Park	College Park	JV - 45% ownership	49		510,453	—	—
Total Suburban Maryland			49		510,453	123	1,390,000

Arborcrest	Blue Bell	owned	—		—	8	160,000
Total Greater Philadelphia			—		—	8	160,000

Princeton Technology Center	Exit 8A - Cranbury	owned	—		—	19	250,000
Total Central New Jersey			—		—	19	250,000

Dahlgren Technology Center	King George County	owned	—		—	39	122,000
Expedition Park	St. Mary’s County	owned	—		—	6	60,000
Total St. Mary’s & King George Counties			—		—	46	182,000

InterQuest	I-25 North Corridor	owned	—		—	113	1,626,592
9965 Federal Drive	I-25 North Corridor	owned	—		—	4	30,000
Patriot Park	Colorado Springs East	owned	—		—	71	756,257
Aerotech Commerce	Colorado Springs East	owned	—		—	6	90,000
Total Colorado Springs			—		—	194	2,502,849

San Antonio	San Antonio Northwest	owned	—		—	9	125,000
Northwest Crossroads	San Antonio Northwest	owned	—		—	31	375,000
Military Drive Business Park	San Antonio Northwest	owned	—		—	40	660,000
Total San Antonio			—		—	80	1,160,000

Indian Head	Charles County, MD	JV- 75% ownership	192		967,250	—	—
Fort Ritchie (1)	Fort Ritchie	owned	—		—	591	1,700,000
Total Other			192		967,250	591	1,700,000

TOTAL			297		3,129,573	1,530	13,072,913

This land inventory schedule excludes all properties listed as under construction, redevelopment or under development as detailed on pages 37 and 38.

(1) The Fort Ritchie acquisition includes 283,565 square feet of existing office space targeted for future redevelopment and 110 existing usable residential units.

Joint Venture Summary as of June 30, 2009

(Dollars in thousands)

Consolidated Properties

	Joint Venture
	Interest					Consolidated
	Held By		Square		Total	Debt as
Property and Location	COPT	Status	Feet	Acreage	Assets (1)	of 6/30/09

4230 Forbes Boulevard
Lanham, Maryland	50.0%	Operating	55,866	5 acres	$4,653	$—

7468 Candlewood Road (2)
Hanover, Maryland	92.5%	Redevelopment	356,000	19 acres	28,501	—

Indian Head Technology Center Business Park
Indian Head, Maryland	75.0%	Land Inventory	967,250	192 acres	6,919	—

7740-7744 Milestone Parkway (3)		Construction/
Hanover, Maryland	50.0%	Land Inventory	451,730	23 acres	29,204	16,753

5825 University Research Court
College Park, Maryland	45.0%	Construction	116,083	8 acres	20,592	—

5850 University Research Court
College Park, Maryland	45.0%	Construction	123,464	8 acres	23,149	—

M Square Research Park
College Park, Maryland	45.0%	Land Inventory	510,453	49 acres	5,182	—

TOTAL					$118,200	$16,753

Unconsolidated Properties

Joint Venture
	Interest				Off-Balance
	Held By		Square	COPT	Sheet Debt as
Property and Location	COPT	Status	Feet	Investment	of 6/30/09

Greater Harrisburg Portfolio
Harrisburg and Mechanicsburg, Pennsylvania	20.0%	Operating	671,763	$(4,873)	$66,600

(1)  Total assets includes any outside investment basis related to the applicable joint venture plus the total assets recorded on the books of the consolidated joint venture.

(2)  The 7468 Candlewood Road project is currently being redeveloped into approximately 356,000 rentable square feet of warehouse/flex space.

(3)  In this joint venture entity, one building totaling 148,130 square feet is currently under construction.

Reconciliations of Year to Date Non GAAP Measurements

(Dollars in thousands)

	Six Months Ended June 30,
	2009	2008

GAAP revenues from real estate operations from continuing operations	$212,562	$194,948
Revenues from discontinued operations	—	355
Real estate revenues from continuing and discontinued operations	$212,562	$195,303

GAAP revenues from real estate operations from continuing operations	$212,562	$194,948
Property operating expenses	(76,195)	(68,499)
Revenues from discontinued operations	—	355
Property operating expenses from discontinued operations	—	(198)
NOI	$136,367	$126,606

Depreciation and amortization assoc. with real estate operations from continuing operations	$55,199	$49,847
Depreciation and amortization from discontinued operations	—	52
Real estate-related depreciation and amortization	$55,199	$49,899

Total tenant improvements and incentives on operating properties	$8,051	$8,578
Total capital improvements on operating properties	3,836	3,648
Total leasing costs for operating properties	2,576	1,765
Less: Nonrecurring tenant improvements and incentives on operating properties	(2,069)	(2,082)
Less: Nonrecurring capital improvements on operating properties	(1,282)	(1,368)
Less: Nonrecurring leasing costs for operating properties	(916)	(52)
Add: Recurring improvements on operating properties held through joint ventures	70	114
Recurring capital expenditures	$10,266	$10,603

Interest expense from continuing operations	$38,102	$43,077
Interest expense from discontinued operations	—	51
Total interest expense	$38,102	$43,128
Less: Amortization of deferred financing costs	(2,033)	(1,662)
Denominator for interest coverage	$36,069	$41,466
Scheduled principal amortization	5,509	7,386
Denominator for debt service coverage	$41,578	$48,852
Scheduled principal amortization	(5,509)	(7,386)
Preferred dividends - redeemable non-convertible	8,051	8,051
Preferred distributions	330	330
Denominator for fixed charge coverage	$44,450	$49,847

Common dividends for earnings payout ratio	$41,861	$32,370
Common distributions	3,979	5,543
Dividends and distributions for FFO and AFFO payout ratios	$45,840	$37,913

Income tax expense from continuing operations	$122	$5
Income tax expense from gain on sales of discontinued operations	—	—
Income tax expense from gain on other sales of real estate	—	578
Total income tax expense	$122	$583

Reconciliations of Quarter to Date Non GAAP Measurements

(Dollars in thousands)

	2009		2008
	June 30	March 31	December 31	September 30	June 30

Total Assets or Denominator for Debt to Total Assets	$3,198,675	$3,137,290	$3,114,239	$3,100,831	$3,011,374
Accumulated depreciation	382,385	362,318	343,110	339,429	320,879
Intangible assets on real estate acquisitions, net	81,090	85,774	91,848	98,282	104,136
Assets other than assets included in properties, net	(344,539)	(327,878)	(335,773)	(362,132)	(308,969)
Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$3,317,611	$3,257,504	$3,213,424	$3,176,410	$3,127,420

GAAP revenues from real estate operations from continuing operations	$105,718	$106,844	$103,599	$101,086	$97,946
Revenues from discontinued operations	—	—	—	3	85
Real estate revenues from continuing and discontinued operations	$105,718	$106,844	$103,599	$101,089	$98,031

GAAP revenues from real estate operations from continuing operations	$105,718	$106,844	$103,599	$101,086	$97,946
Property operating expenses	(37,162)	(39,033)	(36,786)	(35,854)	(33,957)
Revenues from discontinued operations	—	—	—	3	85
Property operating expenses from discontinued operations	—	—	—	(12)	(11)
NOI	$68,556	$67,811	$66,813	$65,223	$64,063

Depreciation and amortization assoc. with real estate operations from continuing operations	$28,708	$26,491	$27,290	$25,583	$24,955
Depreciation and amortization from discontinued operations	—	—	—	—	—
Real estate-related depreciation and amortization	$28,708	$26,491	$27,290	$25,583	$24,955

Total tenant improvements and incentives on operating properties	$3,826	$4,225	$5,472	$6,305	$4,731
Total capital improvements on operating properties	2,323	1,513	4,434	3,179	2,631
Total leasing costs for operating properties	950	1,626	1,269	999	520
Less: Nonrecurring tenant improvements and incentives on operating properties	(2,028)	(41)	(1,615)	(1,995)	(1,287)
Less: Nonrecurring capital improvements on operating properties	(694)	(588)	(836)	(1,299)	(866)
Less: Nonrecurring leasing costs for operating properties	(16)	(900)	(49)	(217)	(22)
Add: Recurring improvements on operating properties held through joint ventures	22	48	7	36	114
Recurring capital expenditures	$4,383	$5,883	$8,682	$7,008	$5,821

Interest expense from continuing operations	$18,678	$19,424	$21,290	$22,503	$21,162
Interest expense from discontinued operations	—	—	—	—	10
Total interest expense	$18,678	$19,424	$21,290	$22,503	$21,172
Less: Amortization of deferred financing costs	(1,009)	(1,024)	(1,038)	(1,143)	(885)
Denominator for interest coverage	$17,669	$18,400	$20,252	$21,360	$20,287
Scheduled principal amortization	2,662	2,847	6,678	3,424	3,566
Denominator for debt service coverage	$20,331	$21,247	$26,930	$24,784	$23,853
Scheduled principal amortization	(2,662)	(2,847)	(6,678)	(3,424)	(3,566)
Preferred dividends - redeemable non-convertible	4,026	4,025	4,026	4,025	4,026
Preferred distributions	165	165	165	165	165
Denominator for fixed charge coverage	$21,860	$22,590	$24,443	$25,550	$24,478

Common dividends for earnings payout ratio	$21,597	$20,264	$19,283	$19,183	$16,197
Common distributions	1,894	2,085	2,946	3,021	2,772
Dividends and distributions for FFO and AFFO payout ratios	$23,491	$22,349	$22,229	$22,204	$18,969

Income tax expense from continuing operations	$52	$70	$99	$97	$(107)
Income tax expense from gain on sales of discontinued operations	—	—	—	—	—
Income tax expense from gain on other sales of real estate	—	—	—	—	5
Total income tax expense	$52	$70	$99	$97	$(102)